AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 2002
                                                               File No. 33-64845

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-14


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                            VANGUARD WHITEHALL FUNDS
        (Exact Name of Registrant as Specified in Declaration of Trust)


                                 P.O. Box 2600
                             Valley Forge, PA 19482
               (Address of Principal Executive Offices, Zip Code)


       Registrant's Telephone Number, including Area Code (610) 669-1000


                    (Name and Address of Agent for Service)


                           R. Gregory Barton, Esquire
                                  P.O. Box 876
                             Valley Forge, PA 19482


Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities of Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on April 15, 2002, pursuant to Rule 488.

                              PIC INVESTMENT TRUST
                   PROVIDENT INVESTMENT COUNSEL MID CAP FUND A

Dear Shareholder:

     A special meeting of shareholders of Provident Investment Counsel Mid Cap Fund A series (the "PIC Fund") of PIC Investment Trust, a Delaware business trust, has been scheduled for ________, ________, 2002. If you are a shareholder of record as of the close of business on _______, ________, 2002, you are entitled to vote at the meeting and at any adjournment of the meeting.

     The meeting is being held to consider the approval of the proposed reorganization of the PIC Fund into Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), a series of Vanguard Whitehall Funds, a Delaware business trust (the "Vanguard Trust"). The attached combined prospectus/proxy statement is designed to give you information relating to the proposal upon which you will be asked to vote. THE BOARD OF TRUSTEES OF THE PIC TRUST RECOMMENDS THAT YOU APPROVE THE PROPOSED REORGANIZATION.

     Provident Investment Counsel, Inc. serves as investment adviser to the PIC Mid Cap Portfolio, the New York trust in which all assets of the PIC Fund are invested, and will become the investment adviser to the Vanguard Fund after the proposed reorganization. The Vanguard Fund was created to facilitate the proposed transaction and has a substantially similar investment objective and substantially similar investment strategies and policies as the PIC Fund. After the reorganization, the assets of the PIC Fund will be invested in the same manner by the same portfolio managers. Each shareholder of the PIC Fund will receive shares of the Vanguard Fund equal in value to the shares of the PIC Fund such shareholder owns at the time of the reorganization. We encourage you to support the Trustees' recommendation to approve the proposal.

     While you are, of course, welcome to join us at the meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, post-paid envelope so that the maximum number of shares may be voted. You can also vote over the telephone or the internet by following the enclosed instructions. Your vote is important to us. Please do not hesitate to call 1-800-618-7643 if you have any questions about the proposal. Thank you for taking the time to consider this important matter and for your investment in the PIC Fund.

                                   Sincerely,

                                   /s/ Thomas M. Mitchell

                                   Thomas M. Mitchell
                                   President, PIC Investment Trust

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

     Provident Investment Counsel Mid Cap Fund A (the "PIC Fund"), a series of PIC Investment Trust, will host a special meeting of shareholders on ________, 2002, at the offices of Provident Investment Counsel, Inc. ("Provident") in Pasadena, California. The purpose of this meeting is to vote on a proposal to reorganize the PIC Fund into a substantially similar fund called Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), which is being created within The Vanguard Group of Investment Companies ("The Vanguard Group").

     The first two pages of this booklet highlight key points about the proposed reorganization and explain the proxy process - including how to cast your votes. Before you vote, please read the full text of the combined proxy statement/prospectus for a complete understanding of our proposal.

PURPOSE OF THE PROPOSED REORGANIZATION

     The purpose of the proposed reorganization is to make the PIC Fund a part of The Vanguard Group, the second largest mutual fund complex in the United States. Under this proposal, the assets and liabilities of the PIC Fund would be transferred to the Vanguard Fund, a substantially similar fund that is being created just for this purpose. Provident would continue to serve as investment adviser, carrying out an investment program for the Vanguard Fund that is substantially similar to the PIC Fund. The Vanguard Group, Inc. ("Vanguard"), however, would replace Provident as overall manager of your fund, subject to the direction of a Vanguard Board of Trustees. After the reorganization, the Vanguard Fund would continue investing your portfolio, and the PIC Fund (which will have no remaining assets) will be dissolved. Your existing Board of Trustees believes that the reorganization is in shareholders' best interests for the following reasons:

     LOWER SHAREHOLDER COSTS

     Because they jointly own their management company, the funds within The Vanguard Group operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for the Vanguard Fund than for the PIC Fund. The Vanguard Fund expects to feature a total expense ratio of 0.65% for its first full year of operations following the proposed reorganization - an annual cost to shareholders of $6.50 for each $1,000 invested. By contrast, the PIC Fund's total expense ratio for the year ended October 31, 2001 was 1.39% (after fees waived and expenses reimbursed by Provident) - an annual cost to shareholders of $13.90 for each $1,000 invested.

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
     EXPANDED SHAREHOLDER SERVICES

     As a shareholder of the Vanguard Fund, you will have access to a wide range of shareholder services, including 24-hour access to your account, the ability to transact through Vanguard's website, exchange privileges with more than 100 other Vanguard funds, and access to Vanguard's comprehensive investor education programs.

     FUTURE GROWTH OF THE PIC FUND

     Joining The Vanguard Group should enable the PIC Fund (as reorganized into the Vanguard Fund) to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. Provident expects that assets in the reorganized PIC Fund will grow considerably once it joins The Vanguard Group. As a result, expenses will be shared by a larger group of shareholders and expenses for existing shareholders will be reduced.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

     If shareholders approve the proposed reorganization, your PIC Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

TAX-FREE NATURE OF THE REORGANIZATION

     The proposed reorganization will be accomplished on a tax-free basis, meaning that you won't realize any capital gains when your PIC Fund shares are exchanged for shares of the Vanguard Fund.

                              QUESTIONS AND ANSWERS

Q. I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, the PIC Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again - a costly proposition for your fund!

Q. Who gets to vote?

A. Any person who owned shares of the PIC Fund on the "record date," which was _________, 2002, gets to vote - even if the investor later sold the shares. Shareholders are entitled to cast one vote for each PIC Fund share held on the record date.

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
Q. How can I vote?

A. You can vote by mail, using the enclosed ballot. Or, you can vote in person at the meeting. You may also vote by telephone. Please follow the enclosed instructions to use these methods of voting. Whichever method you choose, please take the time to read the full text of our combined proxy statement and prospectus before you vote.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   PROVIDENT INVESTMENT COUNSEL MID CAP FUND A

     Provident Investment Counsel Mid Cap Fund A will host a special meeting of shareholders on ______, ________, 2002, at ____, Pacific time. The meeting will be held at Provident Investment Counsel's offices at 300 North Lake Avenue, Pasadena, California 91101. At the meeting, we will ask shareholders to vote on:

          1. A proposal to reorganize Provident Investment Counsel Mid Cap Fund A into Vanguard Mid-Cap Growth Fund.

          2. Any other business properly brought before the meeting.

     All shareholders are cordially invited to attend the meeting. However, if you are unable to attend the meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the meeting may be held and a maximum number of shares may be voted. Please see the enclosed materials for telephone voting instructions.

     Shareholders of record at the close of business on ________, 2002, are entitled to notice of and to vote at the meeting or any adjournment thereof.

                        By Order of the Board of Trustees

                        /s/ Aaron W.L. Eubanks, Sr.
                        Aaron W.L. Eubanks, Sr., Secretary

__________, 2002


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                             YOUR VOTE IS IMPORTANT!

     You can vote easily and quickly. Just follow the simple instructions that appear on your enclosed proxy card. Please help your fund avoid the expense to shareholders of a follow-up mailing by voting today!

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
                       COMBINED PROSPECTUS/PROXY STATEMENT

     This combined prospectus/proxy statement dated ________, 2002, relates to the special meeting of shareholders of Provident Investment Counsel Mid Cap Fund A (the "PIC Fund"), a series of PIC Investment Trust (the "PIC Trust"), to be held on ________, 2002 concerning the acquisition of the assets and liabilities of the PIC Fund, by and in exchange for shares of Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), a series of Vanguard Whitehall Funds (the "Vanguard Trust"). The address of the PIC Trust is 300 North Lake Avenue, Pasadena, California 91101. The address of the Vanguard Trust is P.O. Box 2600, Valley Forge, Pennsylvania 19482.

     Please read this entire prospectus/proxy statement, along with the Vanguard Fund's preliminary prospectus dated ________, 2002, before casting your vote. This prospectus/proxy statement sets forth concisely the information about the Vanguard Fund that a prospective investor ought to know before investing. The Vanguard Fund's preliminary prospectus is incorporated by reference, is considered part of and accompanies this prospectus/proxy statement. A statement of additional information (the "Reorganization SAI") dated ________ __, 2002, relating to this prospectus/proxy statement is available by calling Provident at 800-618-7643. The PIC Fund's prospectus dated February 28, 2002, is incorporated by reference, is considered part of this prospectus/proxy statement, and is available by calling Provident. These documents contain information that is important to your voting decision, and you should keep them for future reference.

     The Vanguard Fund is being organized as a separate investment portfolio of the Vanguard Trust, which filed an amended registration statement with the U.S. Securities and Exchange Commission (the "SEC") on ________, 2002, in order to create the Vanguard Fund. The Vanguard Trust's amended registration statement has not yet been declared effective by the SEC. However, you can obtain copies of its preliminary statement of additional information without charge by calling Vanguard at 800-662-7447 or visiting the SEC's website (http://www.sec.gov). The PIC Fund's statement of additional information (dated February 28, 2002) and its most recent annual report to shareholders are incorporated by reference into the Reorganization SAI and are also available without charge from Provident or at the SEC's website.

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          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
     SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS COMBINED PROXY
     STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                       i

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
1.  OVERVIEW................................................................

2.  DETAILS OF REORGANIZATION PROPOSAL......................................

         Why We Want to Reorganize Your Fund................................

         How We Plan to Accomplish the Reorganization.......................

         How The Reorganization Will Affect Your Fund.......................

         How Many Shareholder Votes We Need to Approve the Reorganization...

3.  INVESTMENT ADVISORY ARRANGEMENTS........................................

4.  MANAGEMENT OF VANGUARD MID-CAP GROWTH FUND..............................

5.  GENERAL INFORMATION.....................................................

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION........................... A-1

                                   1. OVERVIEW

     PROPOSAL SUMMARY. This combined prospectus/proxy statement describes a proposal to reorganize Provident Investment Counsel Mid Cap Fund A (the "PIC Fund') into a substantially similar fund called Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), which is being created within The Vanguard Group of Investment Companies ("The Vanguard Group"). The proposed reorganization involves a few basic steps. First, your fund will redeem all of its interests in PIC Mid Cap Portfolio (the "PIC Portfolio") in exchange for its share of the underlying investment securities held by the PIC Portfolio. This step is necessary because your fund currently invests all of its assets in the PIC Portfolio. Second, your fund will simultaneously transfer all of its portfolio securities and other assets to the Vanguard Fund, and the Vanguard Fund will assume your fund's liabilities. Third, and simultaneously with step two, the Vanguard Fund will open an account for you, crediting it with shares of the Vanguard Fund that are equivalent in value to your investment in the PIC Fund at the time of the proposed reorganization. Fourth, the PIC Fund will be dissolved.

     At their meeting on ______ __, 2002, your Board of Trustees approved the proposed reorganization. We believe that the reorganization is in the best interests of your fund and its shareholders (more on this further into this prospectus/proxy statement). Also, the proposed reorganization will not dilute the interests of the PIC Fund's shareholders. If we do not win shareholder approval of the proposed reorganization, the PIC Fund will simply continue in existence unless the Board of Trustees decides otherwise.

     FORM OF ORGANIZATION. For legal purposes, your fund, Provident Investment Counsel Mid Cap Fund A, is organized as series of PIC Investment Trust, a Delaware business trust (the "PIC Trust"). Vanguard Mid-Cap Growth Fund is being organized as a new series of Vanguard Whitehall Funds, a Delaware business trust (the "Vanguard Trust"). Additional information on organizational matters is discussed below in the section entitled "Details of the Reorganization Proposal
- How the Reorganization will Affect the PIC Fund."

     NEW BOARD OF TRUSTEES. The Vanguard Trust has a different Board of Trustees than the PIC Trust. We describe the backgrounds and compensation of the individuals who serve as trustees of Vanguard Trust in the section below entitled "Management of Vanguard Mid-Cap Growth Fund."

     INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF EACH FUND. The Vanguard Fund is being created with an investment objective and investment strategies and policies that are substantially similar to those of the PIC Fund. Additional information comparing your fund to the Vanguard Fund is provided below in the section entitled "Details of the Reorganization Proposal - How the Reorganization will Affect the PIC Fund."

     INVESTMENT ADVISER. Provident Investment Counsel ("Provident"), the investment adviser to the PIC Portfolio (in which all of the PIC Fund's assets are invested), will also serve as investment adviser to the Vanguard Fund, continuing a substantially similar investment program. Details of the advisory arrangements for your fund and the Vanguard Fund are provided below in the section entitled "Investment Advisory Arrangements." The Board of Trustees of the Vanguard Trust has the flexibility to make advisory changes in shareholders' best interests, without a shareholder vote, pursuant to an exemption received

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
from the SEC by Vanguard. Although there are no current plans to do so, one or more new advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Provident.

     SHARE DISTRIBUTION ARRANGEMENTS. Unlike the PIC Fund, shareholders of the Vanguard Fund do not pay a sales commission to a distributor when they purchase Vanguard Fund shares. In addition, the Vanguard Fund does not pay annual 12b-1 (distribution) expenses. Although the Vanguard Fund has higher requirements than the Provident Fund for minimum initial purchases, additional investments, and account balances, Provident Fund shareholders who join the Vanguard Fund as a result of the reorganization will continue to be subject to the lower Provident Fund minimum initial purchase and account balance requirements.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP will serve as independent auditors to the Vanguard Fund, as they do for all other Vanguard funds. Pricewaterhouse-Coopers LLP also serves as independent auditors to the PIC Fund and the PIC Portfolio.

                      2. DETAILS OF REORGANIZATION PROPOSAL

     The Board of Trustees of PIC Investment Trust has approved a plan to reorganize Provident Investment Counsel Mid Cap Fund A into a substantially similar fund that is being created within Vanguard Whitehall Funds, called Vanguard Mid-Cap Growth Fund. A copy of the Agreement and Plan of Reorganization is attached as Appendix A to this combined prospectus/proxy statement. To proceed with the proposed reorganization, we need shareholder approval. The next few pages of this prospectus/proxy statement discuss important details of the reorganization plan, including the following:

     *    Why we want to reorganize your fund.

     *    How we plan to accomplish the reorganization.

     *    How the reorganization will affect your fund.

     *    How many shareholder votes we need to approve the reorganization.

WHY WE WANT TO REORGANIZE YOUR FUND

     The Board of Trustees of your fund believes that the proposed reorganization will provide substantial benefits to the shareholders of your fund because, as shareholders of the Vanguard Fund, they will obtain access to Vanguard's expansive client service capabilities and will have exchange privileges with more than 100 other Vanguard funds. In addition, Provident expects that assets in the reorganized PIC Fund will grow considerably once it joins the Vanguard Group, and that shareholders will gain significant efficiencies in the form of lower fees.

     Vanguard management believes that the reorganized PIC Fund will fit well within The Vanguard Group. If the proposed reorganization is approved by shareholders, the PIC Fund will provide Vanguard investors with another proven fund, and broaden the array of actively-managed funds available through Vanguard.

     The Vanguard Group, Inc. ("Vanguard") and Provident have entered into a Sponsorship Agreement, which generally provides that Provident will use reasonable efforts to facilitate the proposed reorganization. However, neither Provident nor any other party is being compensated by Vanguard in consideration of the PIC Fund joining The Vanguard Group through the reorganization.

HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The PIC Trust intends to enter into an Agreement and Plan of Reorganization with the Vanguard Trust that spells out the terms and conditions that will apply to the reorganization of the PIC Fund into the Vanguard Fund (assuming that shareholders approve this proposal). For a complete description of these terms and conditions, please see the agreement, which is Appendix A to this prospectus/proxy statement.

     FOUR STEPS TO REORGANIZE. After shareholder approval, the proposed reorganization will be accomplished in a four-step process. First, your fund will redeem all of its interests in the PIC Portfolio in exchange for its share of the underlying investment securities held by the PIC Portfolio. This step is necessary because your fund currently invests all of its assets in the PIC Portfolio. Second, your fund will transfer all of its assets to the Vanguard Fund, and the Vanguard Fund will assume all of your fund's liabilities. Third, and simultaneously with step two, the Vanguard Fund will open an account for you, crediting it with shares of the Vanguard Fund equal in value to the shares of the PIC Fund owned by you at the time of the reorganization. Fourth, the PIC Fund will be dissolved.

     EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the proposed reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. We think the reorganization will be accomplished by early July, 2002.

     We expect that the proposed reorganization will have no federal income tax consequences for the PIC Fund or its shareholders. The reorganization will not proceed until this point is confirmed by an opinion of counsel. Following the proposed reorganization, the adjusted tax basis of your fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the proposed reorganization, but you should consult your own tax adviser regarding those matters. More information about the opinion of counsel required as a condition of the reorganization appears in the Agreement and Plan of Reorganization.

HOW THE REORGANIZATION WILL AFFECT THE PIC FUND

     COMPARING INVESTMENT OBJECTIVES, STRATEGIES, AND POLICIES. The PIC Fund's investment objective and its investment strategies and policies will be substantially similar to those of the Vanguard Fund, and Provident intends to manage the Vanguard Fund in the same general manner that it currently manages the PIC Fund.

     As reorganized, the Vanguard Fund will continue to seek to provide long-term capital appreciation. It will continue to invest primarily in the common stock of medium size companies whose market capitalizations at the time

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of the initial purchase are within the capitalization range of the Russell Mid
Cap Growth Index ($1 billion to $12.5 billion as of January 31, 2002).

     In selecting investments for the Vanguard Fund, Provident will continue to invest in those medium-capitalization companies which it believes have the best prospects for future growth. Provident will continue to focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. Provident will seek companies that have displayed strong profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with sound management, plans and controls, and leading proprietary positions in given market segments are especially attractive. Finally, the valuation of each company will continue to be assessed relative to its industry, earnings growth and the market in general. In determining whether to sell a security, Provident will continue to consider various factors such as fundamental changes within a particular company or its industry. These considerations will continue to be based on Provident's research, including analytical procedures, market research or discussions with company management.

     Provident and your Board of Trustees believe that there is adequate capacity in the mid-cap sector of the stock markets to absorb any additional assets which the PIC Fund may obtain as a result of joining The Vanguard Group and that the reorganization will not impair Provident's flexibility in managing the assets of the Vanguard Fund.

     Currently, the PIC Fund invests all of its assets in the PIC Portfolio, and the PIC Portfolio in turn invests its assets directly in investment securities; after the proposed reorganization, the Vanguard Fund will invest all of its assets directly in investment securities. Your Board of Trustees believes this change is more a matter of form than substance. The investment objective of the PIC Fund is "fundamental," meaning that it can be changed only with shareholder approval. The investment objective of the Vanguard Fund is substantially similar but is non-fundamental. This is consistent with the non-fundamental approach taken by most of the other funds in the Vanguard Group (the "Vanguard Group Funds"), and is also consistent with the Investment Company Act of 1940, as amended (the "Investment Company Act"), which does not require a fund's objective to be fundamental. The Board of Trustees of the Vanguard Trust has no plans to change the investment objective of the Vanguard Fund in the foreseeable future.

     Certain investment policies of the Vanguard Fund are different than those of the PIC Fund. These differences conform to the limitations on other Vanguard Group Funds, and will not have a material impact on Provident's management of the Vanguard Fund. The most significant differences are as follows:

     * The PIC Fund and the Vanguard Fund have different policies regarding borrowing. As a fundamental investment policy (which cannot be changed without shareholder approval), the PIC Fund may not borrow money or issue senior securities, other than borrowings from banks for temporary or emergency purposes or for the clearance of transactions in amounts up to 10% of the Fund's total assets. The Vanguard Fund may borrow up to 15% of the Fund's net assets only through banks, reverse repurchase agreements, or Vanguard's interfund lending program; this limitation may be changed by the Board of Trustees of the Vanguard

          Trust without shareholder approval. The Vanguard interfund lending program permits the Vanguard Group Funds to borrow money from and lend money to each other for temporary or emergency purposes, subject to certain conditions. One condition is that the Vanguard Fund must receive a more favorable interest rate through the program than is available from a typical bank for a comparable transaction.

     * The PIC Fund and the Vanguard Fund have different policies regarding lending. As a fundamental policy, the PIC Fund may not make loans other than loans of portfolio securities in an amount not exceeding 25% of the fund's total assets. The Vanguard Fund may lend up to 50% of its total assets (the current limit under the Investment Company
          Act) and may participate in Vanguard's interfund lending program; these limitations may be changed by the Board of Trustees of the Vanguard Trust without shareholder approval. In both cases, the purchase of fixed income securities issued by unaffiliated third parties is not considered to be lending.

     * The PIC Fund and the Vanguard Fund have different policies regarding the pledging of assets. As a fundamental policy, the PIC Fund may not pledge its assets. The Vanguard Fund may pledge up to 15% of its assets to secure borrowings, and this limitation may be changed by the Board of Trustees of the Vanguard Trust without shareholder approval.

     * The PIC Fund and the Vanguard Fund have different policies regarding the use of commodity futures contracts. As a fundamental policy, the PIC Fund may only purchase stock index futures contracts. The Vanguard Fund may engage in a wider range of futures contracts, and its current limitations may be changed by the Board of Trustees of the Vanguard Trust without shareholder approval.

     Considered individually and in the aggregate, Provident does not expect the investment policy differences between the PIC Fund and the Vanguard Fund described above to have a material impact on either Provident's day-to-day investment decision making process or on your investment portfolio as it is reorganized into the Vanguard Fund.

     COMPARING RISK FACTORS. The Vanguard Fund is subject to the same principal risk factors as the PIC Fund because it has substantially similar investment strategies and policies and invests principally in the same types of securities. An investment in the Vanguard Fund could lose money over short or even long periods. You should expect the Vanguard Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Vanguard fund's performance could be hurt by:

     * INVESTMENT STYLE RISK, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
     * MANAGER RISK, which is the chance that poor security selection will cause the Vanguard Fund to underperform other funds with similar investment objectives.

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     COMPARING SHAREHOLDER FEES. The following table compares the fees and expenses of buying and holding shares of the PIC Fund and the Vanguard Fund. As illustrated, the PIC Fund imposes a sales charge on most share purchases, while the Vanguard Fund has no sales charges. This means that the Vanguard Fund will be able to invest your entire purchase price in portfolio securities, rather than only a portion.

           Shareholder Fees (fees paid directly from your investment)

                   Expense Category                    PIC Fund    Vanguard Fund
                   ----------------                    --------    -------------
     Maximum sales charge (load) imposed on
     purchases (as a percentage of offering price)      5.75%          0.00%
     Redemption fee                                     0.00%(1)       0.00%

----------
(1) Shareholders who buy $1 million of PIC Fund shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

     COMPARING FUND EXPENSES. The following table compares the expenses the PIC Fund expects to incur in its current fiscal year and the estimated expenses of the Vanguard Fund for the first full year after the proposed reorganization (assuming current asset levels remain the same). As shown below, the Vanguard Fund has no 12b-1 fees, no administration fees, and considerably lower other expenses, and we expect that the Vanguard Fund's annual operating expenses will be lower than those of the PIC Fund even without any growth in your fund's assets.

                         Annual Fund Operating Expenses
                      (expenses deducted from fund assets)

              Expense Category                        PIC Fund     Vanguard Fund
              ----------------                        --------     -------------
     Management Fees                                    0.70%          0.50%
     Distribution (12b-1) Fees                          0.25%          0.00%
     Other Expenses                                     0.87%          0.15%
     Administration Fees                                0.20%          0.00%
     Shareholder Service Fee                            0.15%          0.00%
                                                       -----          -----
     Total Annual Fund Operating Expenses               2.17%          0.65%
     Expense Reimbursements                            (0.78%)(1)      0.00%
                                                       =====          =====
     Net Expenses                                       1.39%          0.65%

----------
(1) This table reflects the aggregate expenses of both the PIC Fund and a PRO RATA portion of the expenses of the PIC Portfolio. Provident has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.39% until March 1, 2011. Provident reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the PIC Fund if, within three years following the fiscal year in which such reimbursement were made, the PIC Fund's expenses are less than the limit agreed to by Provident. Any reimbursements to Provident are subject to approval by the Board of Trustees of the PIC Trust.

     EXPENSE EXAMPLE. The following expense example is intended to help you compare the cost of investing in the PIC Fund with the cost of investing in the Vanguard Fund. The example assumes that you invest $10,000 in each fund for the time periods indicated and that you sell your shares at the end of each period. The example also assumes that each year your investment has a 5% return and fund expenses remain the same as shown above. Although your actual costs and returns might be different based on these assumptions, your costs would be:

                            1 Year        3 Years        5 Years        10 Years
                            ------        -------        -------        --------
PIC Fund                     $708          $990           $1,292         $2,148
Vanguard Fund                $___          $___           $_____         $_____

     NET ASSET VALUE. The PIC Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Vanguard Fund calculates its NAV after the close of regular trading on the New York Stock Exchange.

     The proposed reorganization will have no impact on your fund's NAV. As indicated below, the proposed reorganization will not cause your fund's share price to go up or down, and you will own shares of the Vanguard Fund equal in value to the shares of the PIC Fund you own at the time of the reorganization. Any declared but undistributed dividends or capital gains will carry over in the proposed reorganization.

                              Capitalization Table
                                 _________, 2002
                                   (unaudited)

                                                                    Pro Forma
                                       PIC Fund   Vanguard Fund   Capitalization
                                       --------   -------------   --------------
Total Net Assets                        $____          $0             $____

Total Number of Shares Outstanding
on the Record Date                       ____           0              ____

NAV on the Record Date                  $____          $0             $____

     TRUSTEES. The Vanguard Trust has a different Board of Trustees than the PIC Trust. A brief description of the backgrounds and compensation of the individuals who serve as trustees of the Vanguard Trust is set forth below in the section entitled "Management of Vanguard Mid-Cap Growth Fund." Following the reorganization, the Board of Trustees of the PIC Trust will have no oversight over, or other involvement with, the Vanguard Fund.

     PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION. Shares of the PIC Fund are sold to individuals and institutional investors, including retirement and other plans, and after the proposed reorganization shares of the Vanguard Fund will be sold to the same types of investors. This chart highlights the purchase, redemption and exchange features of your fund as compared to the Vanguard Fund.

Purchase, Redemption and Exchange Features                  PIC Fund                        Vanguard Fund(1)
------------------------------------------                  --------                        ----------------
Minimum initial purchase/Additional ............   $2,000 / $250 / $1,000             $10,000/$100 by mail or exchange
investments/Minimum balance                                                           and $1,000 by wire(2)


Purchases ......................................   By mail, wire, or systematic       By mail, wire, systematic
                                                   investment plan                    investment plan, Vanguard Fund
                                                                                      Express(R)and Vanguard Direct
                                                                                      Deposit Service(SM)

Redemptions ....................................   In person, by mail, wire or        By mail, 24-hour telephone, or
                                                   telephone (business hours          Vanguard's website
                                                   only), or through a
                                                   financial institution

Free exchange privileges .......................   Yes, with three other series       Yes, with other Vanguard Funds
                                                   of PIC Investment Trust --         -- by mail, 24-hour telephone,
                                                   in person, by mail or              or Vanguard's website, subject
                                                   telephone (business hours          to share class eligibility and
                                                   only)                              other conditions(3)

----------
(1) Explanations of each of the services available through the Vanguard Fund can be found in the preliminary prospectus of the Vanguard Fund that accompanies this prospectus/proxy statement.
(2) Shareholders of the PIC Fund at the closing of the reorganization will continue to be subject to the PIC Fund's minimum initial purchase and account balance requirements.
(3) Explanations of exchange privileges of Vanguard Fund shareholders can be found in the preliminary prospectus of the Vanguard Fund that accompanies this prospectus/proxy statement.

     SALES CHARGES. The Vanguard Fund does not impose any sales charge on your purchase of shares. Your fund does impose a front-end sales charge.

     Shares of the PIC Fund are purchased at the NAV calculated after your investment is received by the PIC Fund's transfer agent plus the shares charge. The sales charge for the PIC Fund declines with the size of your purchase, as shown below:

                                 Sales Charge as a % of   Sales Charge as a % of
     Your Investment                 Offering Price           Your Investment
     ---------------                 --------------           ---------------
     Up to $49,999                       5.75%                     6.10%
     $50,000 to $99,999                  4.50%                     4.71%
     $100,000 to $249,999                3.50%                     3.63%
     $250,000 to $499,999                2.50%                     2.56%
     $500,000 to $999,999                2.00%                     2.04%
     $1,000,000 and over                 None(1)                   None(1)

----------
(1) Shareholders who buy $1 million of PIC Fund shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

     COMPARING FISCAL YEAR ENDS. The fiscal years of the Provident Fund and the Vanguard Fund end on October 31st.

     COMPARING SERVICE PROVIDERS. PricewaterhouseCoopers, LLP, the independent auditor for the PIC Fund, also serves as the independent auditor for the Vanguard Fund and all other funds in The Vanguard Group (the "Vanguard Group Funds"). In this role, PricewaterhouseCoopers audits and certifies the financial statements of all Vanguard Group Funds. PricewaterhouseCoopers also reviews the annual reports to shareholders of the Vanguard Group Funds and their filings with the SEC. Neither PricewaterhouseCoopers nor any of its partners have any direct or material indirect financial interest in the Vanguard Group Funds. If you wish to request the attendance of a PricewaterhouseCoopers representative at the shareholder meeting, you should contact the PIC Fund's Secretary at 300 North Lake Avenue, Pasadena, California 91101.

     Your fund's custodian, Provident National Bank, 200 Stevens Drive, Lester, Pennsylvania 19113, is responsible for holding your fund's assets. Following the reorganization, The Bank of New York, One Wall Street, New York, New York 10286, will serve as the Vanguard Fund's custodian.

     Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as your fund's transfer agent. U.S. Bancorp Fund Services, LLC acts as your fund's administrator. Following the reorganization, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, Pennsylvania 19482, will serve as the Vanguard Fund's transfer agent and administrator.

     Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bancorp Fund Services, LLC, is your fund's principal underwriter. Following the reorganization, Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., will serve as the Vanguard Fund's principal underwriter.

     SHARES. The shares to be issued by the Vanguard Fund will be substantially similar to the shares issued by the PIC Fund. The material differences between the shares are that (1) the PIC Trust provides for the indemnification of any shareholder found liable for any claim relating to such shareholder's status as a shareholder, and the Vanguard Trust has no similar provision, and (2) 40% of shares entitled to vote at a shareholders meeting constitute a quorum of the PIC Trust, while 50% constitutes a quorum of the Vanguard Trust.

HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE REORGANIZATION

     To go forward with the proposed reorganization, a majority of your fund's shares outstanding on ________, 2002 (the "Record Date"), must vote in favor of this proposal. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THE PROPOSED REORGANIZATION.

                       3. INVESTMENT ADVISORY ARRANGEMENTS

     The PIC Fund invests all of its assets in the PIC Portfolio. The PIC Portfolio in turn invests its assets in investment securities to achieve the PIC Fund's investment objective. Following the proposed reorganization, the Vanguard Fund will invest its assets directly in such investment securities. This will have no impact on the Vanguard Fund's investment strategies and policies.

     The PIC Portfolio contracts with Provident to provide investment advisory and other services. Under its investment advisory agreement dated ________ with the PIC Portfolio, Provident is responsible for managing the investment and reinvestment of the PIC Portfolio's assets, and for continuously reviewing, supervising and directing the PIC Portfolio's investment program. Provident will similarly serve as investment adviser to the Vanguard Fund, continuing the PIC Fund's investment program. Provident will have the same responsibilities under its investment advisory agreement with the Vanguard Fund as it does under its agreement with the PIC Portfolio.

     INVESTMENT ADVISER. Provident's address is 300 North Lake Avenue, Pasadena, California 91101. Provident traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of Provident formulates and implements an investment program for the PIC Portfolio, including determining which securities should be bought and sold. As of December 31, 2001, Provident had discretionary management authority with respect to approximately $__ billion of assets.

     INVESTMENT MANAGEMENT AGREEMENT. The investment advisory agreement between Provident and the PIC Portfolio is substantially similar to the investment advisory agreement between Provident and the Vanguard Fund, including the services to be provided and the duration and termination provisions. Under the PIC Portfolio advisory agreement, the PIC Portfolio holds Provident harmless for any losses other than losses due to Provident's bad faith, gross negligence, willful misconduct or reckless disregard of its obligations under the agreement, and the PIC Portfolio indemnifies Provident for any losses Provident incurs other than losses due to Provident's bad faith, gross negligence, willful misconduct or reckless disregard of its obligations under the agreement. The Vanguard Fund advisory agreement does not provide that the Vanguard Fund will hold Provident harmless under any circumstances, nor does it have an indemnification provision.

     The principal difference between the two agreements is the compensation structure. In the PIC Portfolio agreement, Provident is entitled to a fee of 0.70% of the PIC Portfolio's (and therefore the PIC Fund's) average daily net assets. In contrast, the Vanguard Fund agreement has certain breakpoints and a performance component.

     The Vanguard Fund will pay Provident a quarterly advisory fee that is based on certain annual percentage rates applied to the PIC Fund's average month-end assets for each quarter. In addition, after April 30, 2003, the quarterly fee will be increased or decreased based upon the PIC Fund's performance in comparison to its benchmark index. For these purposes, the PIC Fund's cumulative investment performance over a trailing 36-month period will be compared to the cumulative total return of the Russell Midcap Growth Index. Please consult the preliminary Statement of Additional Information for the Vanguard Fund for a complete explanation of how Provident's advisory fees will be calculated.

     Based on the PIC Fund's current size, the maximum possible fee payable by the Vanguard Fund to Provident under the advisory agreement during the first year of operations would be 0.50% of the PIC Fund's net assets. This compares favorably with the maximum fee payable to Provident by the PIC Fund, which is 0.70% of the PIC Fund's average daily net assets.

     Last year, the PIC Portfolio paid Provident a fee equal to 0.41% of its average daily net assets, net of fee waivers. For the fiscal year ended October 31, 2001, the PIC Portfolio paid Provident fees of $133,569, net of a waiver of $93,892. For the fiscal year ended October 31, 2000, the PIC Portfolio paid Provident fees of $121,216, net of a waiver of $104,920. For the fiscal year ended October 31, 1999, the PIC Portfolio accrued advisory fees of $58,869, all of which were waived.

     DURATION AND TERMINATION OF PROVIDENT'S INVESTMENT ADVISORY AGREEMENT WITH THE VANGUARD FUND. Provident's investment advisory agreement with the Vanguard Fund will become effective immediately following the reorganization. The agreement will remain in effect for an initial two-year period, and may be continued beyond that for successive one-year periods, if approved at least annually by the vote of the Board of Trustees of the Vanguard Trust. Board approval must include the votes of a majority of those trustees who are not parties to the contract or "interested persons" (as defined under the Investment Company Act) of any party to the contract. In addition, the trustees must vote in person on Provident's investment advisory agreement, at a meeting called for that purpose. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (i) either by vote of the Vanguard Trust's trustees or by vote of the outstanding shares of the Vanguard Fund on 60 days' written notice, or (ii) by Provident on 90 days' written notice to the Vanguard Fund.

     FUTURE CHANGES TO THE VANGUARD FUND'S ADVISORY ARRANGEMENTS. Although there are no current plans to do so, one or more new investment advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Provident. The Board of Trustees of the Vanguard Trust has the flexibility to make advisory changes - including changes to the contract of an existing investment adviser - without a shareholder vote, pursuant to an exemption obtained from the SEC by The Vanguard Group. This exemption was granted pursuant to certain representations made by The Vanguard Group, including that each fund to which the exemption is applicable continues to operate as a member of The Vanguard Group, with management and distribution services provided on an at-cost basis.

                  4. MANAGEMENT OF VANGUARD MID-CAP GROWTH FUND

     OFFICERS AND TRUSTEES. The officers of the Vanguard Mid-Cap Growth Fund and the other Vanguard Group Funds manage their day-to-day operations under the direction of a Board of Trustees. The trustees set broad policies for, and choose the officers of, the Vanguard Group Funds. Each trustee serves the relevant Vanguard Group Fund until its termination; until the trustee's retirement, resignation, or death; or otherwise as specified in the relevant organizational documents. Any trustee of the Vanguard Trust may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the various series of the Vanguard Trust, voting without regard to series. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of the Vanguard Trust and, except as noted, all the other Vanguard Group Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                          NUMBER OF
                                                                                                           VANGUARD
                              POSITION(S) HELD                          PRINCIPAL OCCUPATION(S)          GROUP FUNDS
                               WITH VANGUARD      TRUSTEE/OFFICER              DURING                    OVERSEEN BY
NAME, DATE OF BIRTH             GROUP FUNDS           SINCE              THE PAST FIVE YEARS           TRUSTEE/OFFICER
-------------------             -----------           -----              -------------------           ---------------
John J. Brennan*              Chairman of the       May, 1987         Chairman of the Board, Chief           108
(July 29, 1954)               Board, Chief                            Executive Officer, and
                              Executive Officer                       Director (Trustee) of The
                              and Trustee                             Vanguard Group, Inc. and
                                                                      each of the investment
                                                                      companies served by The
                                                                      Vanguard Group, Inc.

INDEPENDENT TRUSTEES

Charles D. Ellis                Trustee           January, 2001       The Partners of '63 (pro               108
(October 23, 1937)                                                    bono ventures in education);
                                                                      Senior Advisor to Greenwich
                                                                      Associates (international
                                                                      business strategy consulting);
                                                                      Successor Trustee of Yale
                                                                      University; Overseer of the
                                                                      Stern School of Business
                                                                      at New York University;
                                                                      Trustee of the Whitehead
                                                                      Institute for
                                                                      Biomedical Research.

Rajiv L. Gupta                  Trustee           December, 2001      Chairman and Chief Executive            86
(December 23, 1945)                                                   Officer (since October,
                                                                      1999), Vice Chairman
                                                                      (January-September 1999),
                                                                      and Vice President (prior to
                                                                      September, 1999) of Rohm and
                                                                      Haas Co. (chemicals);
                                                                      Director of Technitrol, Inc.
                                                                      (electronic components) and
                                                                      AgereSystems (communication
                                                                      components); Board Member of
                                                                      American Chemistry Council;
                                                                      Trustee of Drexel University.

JoAnn Heffernan Heisen          Trustee             July, 1998        Vice President, Chief                  108
(January 25, 1950)                                                    Information Officer, and
                                                                      Member of the Executive
                                                                      Committee of Johnson &
                                                                      Johnson (pharmaceuticals/
                                                                      consumer products); Director
                                                                      of the Medical Center at
                                                                      Princeton and Women's
                                                                      Research and Education
                                                                      Institute.

                                                                                                          NUMBER OF
                                                                                                           VANGUARD
                              POSITION(S) HELD                          PRINCIPAL OCCUPATION(S)          GROUP FUNDS
                               WITH VANGUARD      TRUSTEE/OFFICER              DURING                    OVERSEEN BY
NAME, DATE OF BIRTH             GROUP FUNDS           SINCE              THE PAST FIVE YEARS           TRUSTEE/OFFICER
-------------------             -----------           -----              -------------------           ---------------
Burton G. Malkiel                Trustee            May, 1977         Chemical Bank Chairman's               106
(October 8, 1941)                                                     Professor of Economics,
                                                                      Princeton University;
                                                                      Director of Prudential
                                                                      Insurance Co. of America,
                                                                      BKF Capital (investment
                                                                      management), The Jeffrey Co.
                                                                      (holding company), and
                                                                      NeuVis, Inc. (software
                                                                      company).

Alfred M. Rankin, Jr.            Trustee          January, 1993       Chairman, President, Chief             108
(October 8, 1941)                                                     Executive Officer, and
                                                                      Director of NACCO Industries,
                                                                      Inc.(forklift
                                                                      trucks/housewares/lignite);
                                                                      Director of Goodrich Corporation
                                                                      (industrial products/aircraft
                                                                      systems and services).
                                                                      Director of the Standard
                                                                      Products Company (supplier
                                                                      for automotive industry)
                                                                      until 1998.

J. Lawrence Wilson               Trustee           April, 1985        Retired Chairman and Chief             108
(March 2, 1936)                                                       Executive Officer of Rohm
                                                                      and Haas Co. (chemicals);
                                                                      Director of Cummins Inc.
                                                                      (diesel engines), The Mead
                                                                      Corp. (paper products), and
                                                                      AmerisourceBergen Corp.
                                                                      (pharmaceutical
                                                                      distribution); Trustee of
                                                                      Vanderbilt University.

EXECUTIVE OFFICERS

R. Gregory Barton*               Secretary          June, 2001        Managing Director and                  108
(April 25, 1951)                                                      General Counsel of The
                                                                      Vanguard Group, Inc. (since
                                                                      September, 1997); Secretary
                                                                      of The Vanguard Group, Inc.
                                                                      and of each of the
                                                                      investment companies served
                                                                      by The Vanguard Group, Inc.
                                                                      (since June, 2001);
                                                                      Principal of The Vanguard
                                                                      Group, Inc. (prior to
                                                                      September, 1997).

                                                                                                          NUMBER OF
                                                                                                           VANGUARD
                              POSITION(S) HELD                          PRINCIPAL OCCUPATION(S)          GROUP FUNDS
                               WITH VANGUARD      TRUSTEE/OFFICER              DURING                    OVERSEEN BY
NAME, DATE OF BIRTH             GROUP FUNDS           SINCE              THE PAST FIVE YEARS           TRUSTEE/OFFICER
-------------------             -----------           -----              -------------------           ---------------
Thomas J. Higgins*               Treasurer          July, 1998        Principal of The Vanguard              108
(May 21, 1957)                                                        Group, Inc.; Treasurer of
                                                                      each of the investment
                                                                      companies served by The
                                                                      Vanguard Group, Inc. (since
                                                                      July, 1998).

* Officers of the Vanguard Group Funds are "interested persons" as defined in the Investment Company Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial service organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.

     TRUSTEES' OWNERSHIP OF VANGUARD GROUP FUND SHARES. All trustees allocate their investments among the various Vanguard Group Funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Vanguard Group Funds and of all Vanguard Group Funds served by the trustee as of December 31, 2001. As a group, the Vanguard Group Funds' trustees and officers own less than 1% of the outstanding shares of the Vanguard Mid-Cap Growth Fund.

                                      DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF
                               VANGUARD MID-CAP GROWTH FUND     VANGUARD GROUP FUND SHARES
NAME OF TRUSTEE                   SHARES OWNED BY TRUSTEE           OWNED BY TRUSTEE
---------------                   -----------------------           ----------------
John J. Brennan                            None                       Over $100,000
Charles D. Ellis                           None                       Over $100,000
Rajiv L. Gupta                             None                       Over $100,000
JoAnn Heffernan Heisen                     None                       Over $100,000
Burton G. Malkiel                          None                       Over $100,000
Alfred M. Rankin, Jr.                      None                       Over $100,000
J. Lawrence Wilson                         None                       Over $100,000

     TRUSTEE COMPENSATION. The same individuals serve as trustees of all Vanguard Group Funds (with three exceptions, which are noted in the table in the section above entitled "Officers and Trustees"), and (with those exceptions) each fund pays a proportionate share of the trustees' compensation. The Vanguard Group Funds employ their officers on a shared basis as well. However, officers are compensated by Vanguard, not the Vanguard Group Funds.

     INDEPENDENT TRUSTEES. The Vanguard Group Funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

     * The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

     * The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

     * Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. The amounts paid as compensation and accrued as retirement benefits by the Vanguard Group Funds for each trustee are listed. The first two columns relate to amounts that have been paid from the assets of Vanguard Selected Value Fund, the sole investment portfolio currently offered by the Vanguard Trust. In addition, the table shows the total amount of benefits that the Vanguard Trust expects each trustee to receive from all Vanguard Group Funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard Group Funds.

                            VANGUARD WHITEHALL FUNDS

                               COMPENSATION TABLE

                             AGGREGATE           PENSION OR RETIREMENT                           TOTAL COMPENSATION
                         COMPENSATION FROM     BENEFITS ACCRUED AS PART     ESTIMATED ANNUAL          FROM ALL
                         VANGUARD SELECTED    OF VANGUARD SELECTED VALUE     BENEFITS UPON      VANGUARD GROUP FUNDS
NAMES OF TRUSTEE           VALUE FUND(1)          FUND'S EXPENSES(1)           RETIREMENT        PAID TO TRUSTEES(2)
----------------           -------------          ------------------           ----------        -------------------
John J. Brennan                None                      None                   None                   None
Charles D. Ellis(3)            $ 81                      None                   None                   $104,000
Rajiv L. Gupta(4)              N/A                       N/A                    N/A                    N/A
JoAnn Heffernan Heisen          100                      $11                    $23,607                $104,000
Bruce K. MacLaury(5)            104                       10                     78,176                $ 99,000
Burton G. Malkiel               100                       10                     90,680                $104,000
Alfred M. Rankin, Jr.           100                        7                     46,267                $104,000
James O. Welch, Jr.(5)          100                       12                     97,720                $104,000
J. Lawrence Wilson              100                        4                     67,240                $119,000

(1) The amounts shown in this column are based on the fund's fiscal year ended October 31, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 108 Vanguard Group Funds (106 in the case of Mr. Malkiel, 88 in the case of Mr. MacLaury, and 86 in the case of Mr. Gupta) for the 2001 calendar year.
(3)  Mr. Ellis joined the fund's board effective January 1, 2001.
(4)  Mr. Gupta joined the fund's board effective December 31, 2001.
(5) Mr. MacLaury and Mr. Welch retired from the fund's board effective December 31, 2001.

     THE VANGUARD GROUP. The Vanguard Mid-Cap Growth Fund will be organized as a member of The Vanguard Group of Investment Companies, which consists of more than 100 mutual funds. The Vanguard Group, Inc., located at P.O. Box 2600, Valley Forge, Pennsylvania 19482-6200, which is a jointly owned subsidiary of the Vanguard Group Funds, provides corporate management, administrative and distribution services to the Vanguard Group Funds on an at-cost basis. Vanguard also provides investment advisory services on an at-cost basis to many of the Vanguard Group Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard Group Funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each Vanguard Group fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees of each Vanguard Group fund. In addition, each Vanguard Group fund bears its own direct expenses, such as legal, auditing and custodian fees.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement that was approved by the shareholders of each of the Vanguard Group Funds. The amount that each Vanguard Group fund has invested in Vanguard is adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. Under the Amended and Restated Service Agreement, no fund can be called on to invest more than 0.40% of its current assets in Vanguard.

                             5. GENERAL INFORMATION

     This section provides information on a number of topics relating to proxy voting and shareholder meetings.

     PROXY SOLICITATION METHODS. The PIC Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, Provident employees and officers may solicit shareholder proxies in person or by telephone.

     PROXY SOLICITATION COSTS. Provident will pay all costs of soliciting proxies from the PIC Fund's shareholders, including costs relating to the printing, mailing, and tabulation of proxies.

     QUORUM. In order for the shareholder meeting to go forward, the PIC Fund must achieve a quorum. This means that a majority of your fund's shares must be represented at the meeting - either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Your fund will count broker non-votes toward a quorum, but not toward the approval of any proposals. Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.

     REVOKING YOUR PROXY. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your fund's Secretary, c/o Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101, or by voting in person at the meeting.

     SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for the PIC Fund's next meeting of shareholders must be received by the PIC Fund within a reasonable period of time prior to that meeting. Your fund has no current plans to hold other meetings of shareholders.

     NOMINEE ACCOUNTS. Upon request, Provident will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the PIC Fund's shares. Please submit invoices for our review to Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101.

     ANNUAL/SEMI-ANNUAL REPORTS. The PIC Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call Provident toll-free at 1-800-618-7643 or write us at 300 North Lake Avenue, Pasadena, California 91101.

     PRINCIPAL SHAREHOLDERS. As of March __, 2002, the PIC Fund had approximately $_______ million in net assets and _______ outstanding shares. As of the same date, each of the following persons was known to be the record owner of more than 5% of the outstanding shares of the PIC Fund:

Shareholder                  Total Number Of Shares                  Percentages
-----------                  ----------------------                  -----------


     OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if additional matters do arise, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

                                   APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _________, 2002, between on Vanguard Whitehall Funds, a business trust formed under the laws of the State of Delaware with its principal place of business at on P.O. Box 2600, Valley Forge, PA 19482 (the "Vanguard Trust"), on behalf of Vanguard Mid-Cap Fund, a series of the Vanguard Trust (the "Acquiring Fund"), and PIC Investment Trust, a business trust formed under the laws of the State of Delaware with its principal place of business at 300 North Lake Avenue, Pasadena, California 91101-4106 (the "Provident Trust"), on behalf of the Provident Investment Counsel Mid Cap Fund A, a series of the Provident Trust (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund on (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for units of on beneficial interest (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 1.2 on of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided on in this Agreement, all upon the terms and conditions set out below.

     WHEREAS, the Vanguard Trust and the Provident Trust are each registered as an open-end management investment company under on the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Selling Fund, in reliance on Section 12(d)(1)(E) of the 1940 Act, invests substantially all of its assets in on Shares of the PIC Mid Cap Portfolio, a New York trust that is registered as an investment company under the 1940 Act (the "Master on Fund");

     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the on 1940 Act), of the Vanguard Trust has determined with respect to the Acquiring Fund that the exchange of all of the assets of the on Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Provident Trust has determined with respect to the Selling Fund that the exchange of all the assets of, and certain identified liabilities of, the Selling Fund for Acquiring Fund Shares is in the best interests of the Selling Fund and its on shareholders; and

     WHEREAS, The purpose and effect of the Reorganization is to change the form of organization of the Selling Fund from a on series of Provident Trust to a series of the Vanguard Trust, and the parties anticipate that the Reorganization will provide on long-term benefits to the Selling Fund and its shareholders by immediately reducing expenses and providing access to a larger, more on diverse complex of funds, which can appeal to a broader spectrum of investors, and thus increase the size and efficiency of the on Acquiring Fund and increase the likelihood of the realization of economies of scale.

     NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Vanguard Trust and the Provident on Trust agree as follows:

                                    ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF CERTAIN IDENTIFIED SELLING FUND LIABILITIES;
                        LIQUIDATION OF THE SELLING FUND

     1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and on warranties contained in this Agreement, the Provident Trust agrees to transfer the Selling Fund's assets in the manner set out in on paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Trust agrees in exchange for such assets: (a) to deliver to on the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this on Agreement; and (b) to assume certain identified liabilities of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property of the Selling on Fund including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables on that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the on closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

          The Provident Trust, on behalf of the Selling Fund, shall have provided on or before the date hereof the Vanguard on Trust with (a) the financial statements of the Selling Fund as of and for its most recently completed fiscal year (the "Financial on Statements"), and (b) a list of all of the Selling Fund's assets as of the date of execution of this Agreement. The Provident on Trust, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no changes have occurred in on its financial position as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Provident Trust, on behalf of the Selling Fund, reserves the right to sell any of the Selling Fund's assets but will not, without the prior written approval of the Vanguard Trust, acquire any additional assets for the Selling Fund other than instruments of the type in which the Acquiring Fund is permitted to invest. The Provident Trust, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing on Date, furnish the Vanguard Trust with a list of the assets, if any, on the Selling Fund's list referred to in the first sentence of on this paragraph that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the on Selling Fund holds any assets that the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of such on assets prior to the Closing Date.

     1.3 The Provident Trust, on behalf of the Selling Fund, will seek to discharge all of the Selling Fund's known on liabilities and obligations prior to the Closing Date, other than those liabilities and obligations that would otherwise be on discharged at a later date in the ordinary course of the Selling Fund's business. Except as specifically provided in this paragraph on 1.3, the Acquiring Fund will assume the liabilities, expenses, costs, charges and reserves reflected on the Audited Statements of on Assets and Liabilities (as defined in paragraph 4.1(g)) and the Unaudited Financial Statements (as defined in paragraph 7.8), as on well as liabilities incurred in the ordinary course of the Selling Fund's business occurring after the date of the Unaudited on Financial Statements (collectively, the "Liabilities"). The Acquiring Fund will assume only the Liabilities and will not, except as on specifically provided in this paragraph 1.3, assume any other contingent, unknown, or unaccrued liabilities, all of which will remain the obligation of the Selling Fund.

     1.4 As provided in paragraph 3.4 of this Agreement, as soon after the Closing Date as is practicable (the "Liquidation Date"), the Selling Fund will liquidate and distribute on a proportionate basis to the Selling Fund's shareholders of record on determined as of the close of business on the Closing Date (the "Selling Fund Shareholders") the Acquiring Fund Shares it receives on pursuant to paragraph 1.1 of this Agreement. This liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring on Fund Shares due those shareholders. All issued and outstanding Shares of the Selling Fund ("Selling Fund Shares") will on simultaneously be canceled on the books of the Selling Fund and all certificates relating to the Selling Fund Shares, if any, will be marked "Cancelled." The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the on exchange of Acquiring Fund Shares for shares of the Selling Fund.

     1.5 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's on transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and on statement of additional information.

     1.6 As soon as practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement but in any event within 180 calendar days after the Closing Date the Selling Fund will be terminated as a series of the Provident on Trust ("Termination Date"). In addition, the Provident Trust will as soon as practicable after the Termination Date take all other on actions in connection with the termination of the Selling Fund as required by applicable law.

     1.7 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of on the Selling Fund up to and including the Closing Date and the Termination Date.

     1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by on the person to whom the Acquiring Fund Shares are to be issued and transferred.

                                   ARTICLE II

                                    VALUATION

     2.1 The value of the Selling Fund's assets to be acquired under this Agreement will be the value of the assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (the time and date being on referred to as the "Valuation Date" for purposes of this Agreement), using the valuation procedures set out in the Selling Fund's on then-current prospectus and/or statement of additional information.

     2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then-current prospectus and/or statement of additional on information.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets will be determined by dividing the value of the net assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund determined in on accordance with paragraph 2.2 of this Agreement.

     2.4 All computations of value will be made in accordance with the regular practices of the Vanguard Trust, subject to on this Article II.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 The Closing Date for the Reorganization will be June 14, 2002, or such other date agreed to in writing by the on Vanguard Trust and the Provident Trust. All acts taking place at the Closing will be deemed to take place simultaneously as of the on close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., at the offices of the on Vanguard Trust, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard Trust and the on Provident Trust.

     3.2 The Acquiring Fund will arrange for its custodian to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets will have been delivered in proper form to the on Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock on transfer stamps, if any, will have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio on securities.

     3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted; or (b) trading or the reporting on of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring

Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

     3.4 The Provident Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder immediately prior on to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard on Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Selling Fund's account on the Closing Date to the Secretary of the Provident Trust or provide evidence satisfactory to the on Provident Trust that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. on At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share on certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     4.1 The Provident Trust, on behalf of the Selling Fund, represents and warrants to the Vanguard Trust as follows:

          (a) The Selling Fund is a series of the Provident Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

          (b) The Provident Trust is a registered open-end management investment company and its registration with the on Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and on effect;

          (c) The Provident Trust is not, and the execution, delivery, and performance of this Agreement (subject to on approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or on any material agreement, indenture, instrument, contract, lease or other undertaking to which the Provident Trust on behalf on of itself or on behalf of the Selling Fund is a party or by which its property is bound;

          (d) The Provident Trust will turn over all of the books and records relating to the Selling Fund (including all on books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Vanguard Trust at the Closing;

          (e) The Provident Trust has no contracts or other commitments (other than this Agreement) with respect to the on Selling Fund that will be terminated with liability to the Selling Fund prior to the Closing Date;

          (f) Except as previously disclosed in writing to and accepted by the Vanguard Trust, no litigation or on administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Provident Trust's knowledge threatened, against the Provident Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Selling Fund's financial condition or the conduct of its business. The Provident Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the Provident Trust's ability to consummate the transactions contemplated by this Agreement;

          (g) The statements of assets and liabilities of the Provident Trust relating to the Selling Fund for each annual period beginning with commencement of the Selling Fund and ending on October 31, 2001 (the "Audited Statements of Assets and Liabilities") have been audited by McGladrey & Pullen, LLP or PricewaterhouseCoopers LLP, as applicable, each certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and no known contingent liabilities of the Selling Fund exist as of such dates that are not disclosed in those statements;

          (h) Since October 31, 2001, no material adverse change has occurred in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed in writing to the Vanguard Trust prior to the Closing Date. For the purposes of this subparagraph
(h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business does not constitute a material adverse change;

          (i) At the Closing Date, all federal and other tax returns and other reports or filings with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Provident Trust's knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such a return;

          (j) For each of its prior fiscal years of operation and for each subsequent quarter end of the current fiscal year, the Provident Trust has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

          (k) At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the Provident Trust's transfer agent as provided in paragraph 3.4 of this Agreement. The Provident Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding (other than by exchange from other series of Provident Trust);

          (l) At the Closing  Date,  (i) the Provident  Trust,  on behalf of the
Selling Fund, will have redeemed all Shares of the Master Fund held by the Selling Fund and received in-kind a distribution of a pro rata portion of the assets of the Master Fund in accordance with applicable law, (ii) the assets of the Selling Fund will not be composed, in whole or in part, of Shares of the Master Fund, and (iii) the Provident Trust will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title to them, subject to no restrictions on the full transfer of the assets, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Vanguard Trust;

          (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Provident Trust's Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Provident Trust, enforceable against the Provident Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Provident Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (o) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (p) The current prospectus and statement of additional information filed with the Commission as part of the Provident Trust's registration statement on Form N-1A, insofar as they relate to the Selling Fund (the "Provident Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Provident Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.2 The Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants to the Provident Trust as follows:

          (a) The Acquiring Fund is a series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Vanguard Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus and statement of additional information filed with the Commission as part of the Vanguard Trust's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Vanguard Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which its property is bound;

          (e) The current prospectus and statement of additional information filed with the Commission as part of the Vanguard Trust's registration statement on Form N-1A relating to the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

          (f) Except as previously disclosed in writing to and accepted by the Provident Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Trust's knowledge, threatened against the Vanguard Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Vanguard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Trust's ability to consummate the transactions contemplated in this Agreement;

          (g) The Acquiring Fund has had no material  business  operations,  and
has  no  material  assets  or  liabilities   since  [DATE],   the  date  of  its
organization;

          (h) At the Closing Date, all federal and other tax returns and reports with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes;

          (i) The Vanguard Trust intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future;

          (j) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Vanguard Trust's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

          (m) The information to be furnished by the Vanguard Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (n) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (o) The Vanguard Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

                                    ARTICLE V

             COVENANTS OF THE VANGUARD TRUST AND THE PROVIDENT TRUST

     5.1 The Vanguard Trust will operate the business of the Acquiring Fund, and the Provident Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Trust and the Provident Trust agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

     5.2 The Provident Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Trust necessary to obtain approval of the transactions contemplated by this Agreement.

     5.3 The Provident Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

     5.4 The Provident Trust, on behalf of the Selling Fund, will assist the Vanguard Trust in obtaining all information that the Vanguard Trust reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

     5.5 Subject to the provisions of this Agreement, the Vanguard Trust and the Provident Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 As promptly as practicable, but in any case within forty-five calendar days after the Closing Date, the Provident Trust will furnish the Vanguard Trust, in such form as is reasonably satisfactory to the Vanguard Trust, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and that will be certified by the Selling Fund's President and its Treasurer.

     5.7 The Provident Trust, on behalf of the Selling Fund, will provide the Vanguard Trust with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholders to consider approval of this Agreement and the transactions contemplated by this Agreement.

     5.8 As promptly as practicable, but in any case within thirty days after the Closing Date, the Provident Trust, on behalf of the Selling Fund, will furnish the Vanguard Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the Closing Date against sales of the Acquiring Fund Shares; and the Provident Trust agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of the Provident Trust.

     5.9 As promptly as practicable, but in any case within the period required by applicable law or regulation, the Provident Trust, on behalf of the Selling Fund, will file all federal and other tax returns and other reports or filings with respect to the Selling Fund required by applicable law or regulation to be filed.

                                   ARTICLE VI

         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PROVIDENT TRUST

     The obligations of the Provident Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions:

     6.1 All representations and warranties of the Vanguard Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Vanguard Trust will have delivered to the Provident Trust a certificate executed in its name, and on behalf of the Acquiring Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Provident Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Provident Trust may reasonably request.

     6.3 The Provident Trust will have received on the Closing Date a favorable opinion from Morgan, Lewis & Bockius, LLP, counsel to the Vanguard Trust, dated as of the Closing Date, in form and substance reasonably satisfactory to the Provident Trust, and based upon customary certificates with respect to matters of fact from the officers of the Vanguard Trust, covering the following points:

          (a) the Acquiring Fund is a separate series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Trust has the trust power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

          (b) the Vanguard Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Vanguard Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund;

          (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Trust and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Provident Trust, is a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

          (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued and outstanding and are fully paid and non-assessable with no personal liability attaching to ownership of the Shares, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

          (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund

(known to such counsel) to which the Vanguard Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Trust is a party or by which it or its properties are bound;

          (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Trust of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

          (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Trust or the Acquiring Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown;

          (h) such counsel does not know of any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Vanguard Trust or the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Acquiring Fund's business; and

          (i) the Vanguard Trust Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

          Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Trust at which the contents of the Proxy Statement, the Vanguard Trust Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Trust Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Trust), they do not believe that the Proxy Statement and the Vanguard Trust Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Trust Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Trust Registration Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Provident Trust or the Selling Fund, contained in the Proxy Statement or the Vanguard Trust Registration Statement, and that such opinion is solely for the benefit of the Provident Trust and its trustees and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or trustees of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Provident Trust may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

                                   ARTICLE VII

          CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VANGUARD TRUST

     The obligations of the Vanguard Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the Provident Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions:

     7.1 All representations and warranties of the Provident Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Provident Trust will have delivered to the Vanguard Trust a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs bases (and, if different from tax costs, book costs) of those securities by lot and the holding periods of those securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Provident Trust. Such list of tax cost bases and holding periods shall reflect any allocations and adjustments which may arise under the Code and/or Treasury Regulations as a result of the in-kind redemption from the Master Fund to the Selling Fund (including, but not limited to, any allocations and adjustments in accordance with Sections 732(b) and 732(c) of the Code and any wash sale adjustments) and will be in such a form as to enable the Vanguard Fund to accurately determine the tax cost bases for the securities received from the Selling Fund on a lot basis without the need to consult any additional schedules of allocation or adjustment.

     7.3 The Provident Trust will have delivered to the Vanguard Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Vanguard Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Provident Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Trust shall reasonably request; and

     7.4 The Vanguard Trust will have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Provident Trust, dated as of the Closing Date, in form and substance reasonably satisfactory to the Vanguard Trust, and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust, covering the following points:

          (a) the Selling Fund is a separate series of the Provident Trust, a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware and the Provident Trust has the trust power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

          (b) the Provident Trust is registered as an investment company under the 1940 Act and, to such counsel's knowledge, the Provident Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

          (c) this Agreement has been duly authorized, executed and delivered by the Provident Trust and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Vanguard Trust, is a valid and binding obligation of the Provident Trust enforceable against the Provident Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of the Provident Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Selling Fund (known to such counsel) to which the Provident Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Provident Trust is a party or by which it or its properties are bound;

          (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Provident Trust of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

          (f) the descriptions in the Proxy Statement, insofar as they relate to the Provident Trust or the Selling Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown; and

          (g) such counsel does not know of any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Provident Trust, the Selling Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Selling Fund's business.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Provident Trust at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Provident Trust), they do not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement regarding the Selling Fund or necessary to make the statements in the Proxy Statement regarding the Selling Fund not misleading in the light of the circumstances under which they were made.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Vanguard Trust or the Acquiring Fund, contained in the Proxy Statement, and that such opinion is solely for the benefit of the Vanguard Trust and its trustees and officers. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Vanguard Trust may reasonably request. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or directors of the Provident Trust.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

     7.5 The Vanguard Trust will have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, addressed to, and in form and substance reasonably satisfactory to the Vanguard Trust substantially to the effect that, provided the redemption in-kind of all Shares of the Master Fund by the Selling Fund, as contemplated hereby, is carried out as described herein, and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust, that for federal income tax purposes:

          (a) the Selling Fund will recognize no gain or loss on the redemption in-kind of all of its Shares of the Master Fund in accordance with Section 731 of the Code;

          (b) the basis of assets received by the Selling Fund on the redemption in-kind of all of its Shares of the Master Fund will be the same basis as the basis which the Selling Fund had in its Shares of the Master Fund immediately prior to the redemption, less any cash distributed, and will be allocated to such assets in accordance with Section 732(b) and Section 732(c) of the Code;

          (c) the holding period of the assets received by the Selling Fund on the redemption in-kind of its Shares of the Master Fund will include the period during which the Master Fund held those Shares under Section 735(b) of the Code.

     7.6 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Trust, to the effect that:

          (a) they are independent public accountants with respect to the Provident Trust within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

          (b) in their opinion, the Financial Statements and per share income and capital changes of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act;

          (c) on the basis of limited procedures agreed upon by the Vanguard Trust and the Provident Trust and described in the letter (but not an audit in accordance with generally accepted auditing standards) with respect to the unaudited pro forma financial statements of the Selling Fund included in the Registration Statement and the Proxy Statement, and inquiries of appropriate officials of the Provident Trust or the officers of the Provident Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (i) the unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act, or (ii) the unaudited pro forma financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with those of the audited Financial Statements; and

          (d) on the basis of limited procedures agreed upon by the Vanguard Trust and the Provident Trust and described in the letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement that is expressed in dollars or percentages of dollars (with the exception of performance comparisons) has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of the Provident Trust having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

         7.7 The Provident Trust will have delivered to the Vanguard Trust, pursuant to paragraph 4.1(g) of this Agreement, copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

         7.8 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust and dated as of the Valuation Date stating that as of a date no more than three business days prior to the Valuation Date, PricewaterhouseCoopers LLC performed limited procedures in connection with the Provident Trust's most recent unaudited financial statements relating to the Selling Fund (the "Unaudited Financial Statements") and that (a) nothing came to their attention in performing the limited procedures or otherwise that led them to believe that any changes had occurred in the assets, liabilities, net assets, net investment income, net increase (decrease) in net assets from operations or net increase (decrease) in net assets as compared with amounts as of the Selling Fund's most recent audited fiscal year end or the corresponding period in the Selling Fund's most recent audited fiscal year, other than changes occurring in the ordinary course of business and (b) based on the limited procedures, no change has occurred in their report on the most recent audited Financial Statements of the Provident Trust relating to the Selling Fund.

                                  ARTICLE VIII

   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE
                                  SELLING FUND

The obligations of the Vanguard Trust and the Provident Trust, respectively, to complete the transactions provided for in this Agreement are subject to the performance by the other party of such other party's obligations, and the following conditions:

     8.1 This Agreement and the transactions contemplated in this Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Provident Trust's Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed necessary by the Vanguard Trust or the Provident Trust to permit consummation, in all material respects, of the transactions contemplated by this

Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Trust or the Provident Trust may for itself waive any of the conditions in this paragraph 8.3.

     8.4 The Vanguard Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Trust Registration Statement or the Registration Statement will have been issued and, to the best knowledge of the Vanguard Trust or the Provident Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties will have received a favorable opinion of Morgan, Lewis & Bockius, LLP, addressed to, and in form and substance reasonably satisfactory to the Provident Trust substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust and the Vanguard Trust, that for federal income tax purposes:

          (a) the transfer of all or substantially all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; however, no opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income;

          (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares to the Selling Fund's shareholders in exchange for their shares of the Selling Fund;

          (d) no gain or loss will be recognized by shareholders of the Selling Fund upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund;

          (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund shareholder will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the shareholder (provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization); and

          (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Trust nor the Provident Trust may waive the conditions set out in this paragraph 8.5.

                                   ARTICLE IX

                  BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

     9.1 The Vanguard Trust represents and warrants to the Provident Trust, and the Provident Trust represents and warrants to the Vanguard Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

     9.2 The Vanguard Group, Inc. ("The Vanguard Group") and Provident Investment Counsel, Inc. each agree to bear the fees, costs, and expenses incurred in connection with the transactions contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated February 7, 2002, to which each is a party; provided, however, that The Vanguard Group shall also bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the audit of the financial statements of the Selling Fund and the Acquiring Fund for the fiscal year ending October 31, 2002, and the Selling Fund or Provident Investment Counsel, Inc. ("Provident"), as mutually agreed between such two parties, shall bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the limited procedures required under paragraph 7.8.

     9.3 (a) Provident will indemnify and hold harmless the Vanguard Trust, the Acquiring Fund, The Vanguard Group, Inc., their trustees, directors, officers, employees, and affiliates (each, a "Vanguard Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Provident Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Provident Trust in the performance (or failure to perform) of the Provident Trust's obligations under this Agreement.

          (b) Provident's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon Provident's being notified of any action or claim brought against any Vanguard Indemnified Party within thirty (30) days after that party receives notice of the action or claim. The failure of a Vanguard Indemnified Party to notify Provident will not relieve Provident from any liability that Provident may have otherwise than on account of this indemnification agreement.

          (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Provident of the commencement of the action or claim, Provident will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim. Provident shall be entitled to select and engage counsel reasonably satisfactory to the Vanguard Indemnified Party to handle and defend against any action or claim. In the event Provident does not assume full control over the handling and defense of any action or claim, the Vanguard Indemnified Party shall have the right to handle, defend, and/or settle any such action or claim as it may deem appropriate, at the cost and expense of Provident. Provident shall not enter into the settlement of any action or claim on behalf of a Vanguard Indemnified Party without the prior written consent of the Vanguard Indemnified Party.

     9.4 (a) The Vanguard Group will indemnify and hold harmless the Provident Trust, the Selling Fund, Provident Investment Counsel, Inc., their trustees, directors, officers, employees and affiliates (each, a "Provident Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Vanguard Trust in the performance (or failure to perform) of the Vanguard Trust's obligations under this Agreement.

          (b) Vanguard's agreement to indemnify a Provident Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon Vanguard's being notified of any action or claim brought against any Provident Indemnified Party within thirty (30) days after that party receives notice of the action or claim. The failure of a Provident Indemnified Party to notify Vanguard will not relieve Vanguard from any liability that Vanguard may have otherwise than on account of this indemnification agreement.

          (c) In case any action or claim is brought against any Provident Indemnified Party and that party timely notifies Vanguard of the commencement of the action or claim, Vanguard will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim. Vanguard shall be entitled to select and engage counsel reasonably satisfactory to the Provident Indemnified Party to handle and defend against any action or claim. In the event Vanguard does not assume full control over the handling and defense of any action or claim, the Provident Indemnified Party shall have the right to handle, defend, and/or settle any such action or claim as it may deem appropriate, at the cost and expense of Vanguard. Vanguard shall not enter into the settlement of any action or claim on behalf of a Provident Indemnified Party without the prior written consent of the Provident Indemnified Party.

                                    ARTICLE X

     ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     10.1 The Vanguard Trust and the Provident Trust agree that neither of them has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement represents the entire agreement among them with respect to the Reorganization.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of the Provident Trust and the Vanguard Trust; (ii) the Provident Trust, in the event the Vanguard Trust has, or the Vanguard Trust in the event the Provident Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; or (iii) the Provident Trust or the Vanguard Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, neither the Vanguard Trust, nor the Provident Trust, nor any series thereof other than the Selling Fund and the Acquiring Fund, nor their respective trustees or officers, will be liable to the other party or parties.

                                   ARTICLE XII

                                   AMENDMENTS

     This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Trust and the Provident Trust; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.

                                  ARTICLE XIII

                                     NOTICES

     13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

          If to the Vanguard Trust, at:

          Vanguard Whitehall Funds
          P.O. Box 2600
          Valley Forge, PA 19482
          Attention:  Joel M. Dickson
          Telephone: 610-669-5846
          Facsimile:  610-503-5855

          If to the Provident Trust, at:

          Provident Investment Counsel
          300 North Lake Avenue
          Pasadena, California  91101-4106
          Attention:
          Telephone:
          Facsimile:

                                   ARTICLE XIV

   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the State of Delaware.

     14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.


PIC INVESTMENT TRUST                        VANGUARD WHITEHALL FUNDS


-----------------------------------         ------------------------------------
Signature                   Date            Signature                    Date

-----------------------------------         ------------------------------------
Print Name                  Title           Print Name                   Title


PROVIDENT INVESTMENT COUNSEL, INC.          THE VANGUARD GROUP (as to the
(as to the provisions of Paragraphs         provisions of Paragraphs 9.2 and
9.2 and 9.5 only)                            9.3 only)


-----------------------------------         ------------------------------------
Signature                   Date            Signature                    Date

-----------------------------------         ------------------------------------
Print Name                  Title           Print Name                   Title

                                      PROXY

The proxy is being solicited by the Board of Trustees of PIC Investment Trust (the "PIC Trust") for the Special Meeting of Shareholders of Provident Investment Counsel Mid Cap Fund A of the PIC Trust (the "Meeting"). The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints ______ as proxies and each of them, each with full power of substitution, to vote at the Meeting to be held in the offices of Provident Investment Counsel ("Provident"), 300 North Lake Avenue, Pasadena, California 91101, on ______, April __, 2002, at ____ p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL:

PROPOSAL 1. Approval of the reorganization of Provident Investment Counsel Mid
            Cap Fund A into Vanguard Mid-Cap Growth Fund.

                         ____For ____Against ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: ________ , 2002

                                            ____________________________________
                                            Signature of Shareholder

                                            ____________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

Telephone Voting Instructions:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                       STATEMENT OF ADDITIONAL INFORMATION

                  Acquisition of the Assets and Liabilities of

                   PROVIDENT INVESTMENT COUNSEL MID CAP FUND A

                                   A Series of

                              PIC INVESTMENT TRUST

                              300 North Lake Avenue
                           Pasadena, California 91101
                                  800-618-7643

                        By and In Exchange for Shares of

                          VANGUARD MID-CAP GROWTH FUND

                                   A Series of

                            VANGUARD WHITEHALL FUNDS

                                  P.O. Box 2600
                        Valley Forge, Pennsylvania 19482
                                  610-669-1000


This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Provident Investment Counsel Mid Cap Fund A, a series of PIC Investment Trust, in exchange for shares of beneficial interest of Vanguard Mid-Cap Growth Fund, a series of Vanguard Whitehall Funds, consists of this cover page and the following described documents.

The Provident Investment Counsel Mid Cap Fund A Prospectus and Statement of Additional Information dated March 1, 2002 and the Annual Report of Provident Investment Counsel Mid Cap Fund A for the fiscal year ended October 31, 2001 are on file with the U.S. Securities and Exchange Commission and are hereby incorporated by reference:

(1) The Provident Investment Counsel Mid Cap Fund A Prospectus dated March 1, 2002;

(2)  PIC Investment Trust Statement of Additional Information dated March 1,
     2002;

(3) The Vanguard Mid-Cap Growth Fund Preliminary Prospectus dated ____________, 2002; - attached hereto

(4) The Vanguard Whitehall Funds Statement of Additional Information dated _________ ___, 2002; - attached hereto

(5) Annual Report of Provident Investment Counsel Mid Cap Fund A for the fiscal year ended October 31, 2001

This Statement of Additional Information contains information that may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated ______, 2002, of the Vanguard Mid-Cap Growth Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by call or writing PIC Investment Trust.

The date of this Statement of additional Information is _________ ___, 2002.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED MARCH 15, 2002        VANGUARD(R) MID-CAP GROWTH FUND

                            INVESTOR SHARES * *, 2002

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2001.

PROSPECTUS                                                                 STOCK
                                    [GRAPHIC]

Information contained in this prospectus is subject to completion or amendment. A registration statement for Vanguard Mid-Cap Growth Fund has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. This new fund is being formed in connection with the proposed reorganization of an existing fund, known as Provident Mid Cap Growth Fund A. Shareholders of Provident Mid Cap Growth Fund A may or may not approve the reorganization proposal. If the proposal is not approved by those shareholders, the registration statement previously filed for Vanguard Mid-Cap Growth Fund will be withdrawn.

     Shares of Vanguard Mid-Cap Growth Fund may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                           THE VANGUARD GROUP(R)

VANGUARD MID-CAP GROWTH FUND

Prospectus
*, 2002

A GROWTH STOCK MUTUAL FUND

CONTENTS

*    FUND PROFILE

*    ADDITIONAL INFORMATION

*    MORE ON THE FUND

*    THE FUND AND VANGUARD

*    INVESTMENT ADVISER

*    DIVIDENDS, CAPITAL GAINS, AND TAXES

*    SHARE PRICE

*    FINANCIAL HIGHLIGHTS

*    INVESTING WITH VANGUARD

     *    Buying Shares

     *    Converting Shares

     *    Redeeming Shares

     *    Exchanging Shares

     *    Other Rules You Should Know

     *    Fund and Account Updates

     *    Contacting Vanguard

GLOSSARY (INSIDE BACK COVER)

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets primarily in the common stock of medium size companies whose market capitalizations fall within the capitalization range of the companies included in the Russell MidCap Growth Index (currently approximately $1-$14 billion). In selecting investments, the adviser invests in those medium-capitalization companies which, based on its analysis, it believes have the best prospects for future growth.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Fund's performance could be hurt by:

- INVESTMENT STYLE RISK, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.

- MANAGER RISK, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses but excluding shareholder fees) has varied from one calendar year to another for the past five years. The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevent market index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.*

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was *%.
--------------------------------------------------------------------------------

----------
* Prior to *, 2002, Vanguard Mid-Cap Growth Fund was organized as Provident Investment Counsel Mid Cap Fund A and was sponsored by Provident Investment Counsel, its investment adviser. The reorganization brought the Fund into The Vanguard Group, while maintaining the same adviser and substantially similar investment objective and strategies.

2

     During the period shown in the bar chart, the highest return for a calendar quarter was *% (quarter ended *), and the lowest return for a quarter was *% (quarter ended *).

     The table shows how the Fund's average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevent market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal tax bracket. We did not take into consideration state or local income taxes.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be HIGHER than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED DECEMBER 31, 2001

                                                 1 YEAR        SINCE INCEPTION*
                                                 ------        ----------------
VANGUARD MID-CAP GROWTH FUND
  Return Before Taxes                               *%                *%
  Return After Taxes on Distributions               *                 *
  Return After Taxes on Distributions
    and Sale of Fund Shares                         *                 *
--------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX (reflects no
  deduction for fees, expenses, or taxes)           *%                *%
--------------------------------------------------------------------------------
* December 31, 1997.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on amounts now in effect.*

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                                  None
Sales Charge (Load) Imposed on Reinvested Dividends:                       None
Redemption Fee:                                                            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

Management Expenses:                                                          *%
12b-1 Distribution Fee:                                                    None
Other Expenses:                                                               *%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                                    0.65%

----------
* The information in the table has been restated to reflect current expenses rather than last year's expenses because these amounts changed when the Fund became a member of The Vanguard Group on *, 2002.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
            $*              $*               $*                $*

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Mid-Cap Growth Fund's estimated expense ratio for its first full year of operation as a Vanguard fund is 0.65%, or $6.50 per $1,000 of average net assets. The average midcap growth mutual fund had expenses in 2001 of *%, or $* per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Distributed annually in December

INVESTMENT ADVISER

Provident Investment Counsel, Pasadena, Calif., since inception

INCEPTION DATE

December 31, 1997

NET ASSETS AS OF OCTOBER 31, 2001

$* million

SUITABLE FOR IRAS

Yes

MINIMUM INITIAL INVESTMENT

$10,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION
*

VANGUARD FUND NUMBER
*

CUSIP NUMBER
*

TICKER SYMBOL
*

4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the investment objective of the Fund is not fundamental and may be changed without a shareholder vote.

     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE

The Fund's primary strategy is to invest at least 80% of its net assets in the common stocks of mid-cap companies that offer strong growth potential. However, the Fund has flexibility to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However, they tend to involve less risk than stocks of small companies.

                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. GROWTH FUNDS generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. VALUE FUNDS generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, GROWTH FUNDS appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). VALUE FUNDS, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

                      U.S. STOCK MARKET RETURNS (1926-2001)

                             1 YEAR     5 YEARS     10 YEARS     20 YEARS
                             ------     -------     --------     --------
     Best                     54.2%       28.6%       19.9%        17.8%
     Worst                   -43.1       -12.4        -0.8          3.1
     Average                  12.6        11.1        11.2         11.4

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for ALL of the 5-year periods was 11.1%, average returns for INDIVIDUAL 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect PAST performance on common stocks; you should not regard them as an indication of FUTURE returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, MID-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

The investment adviser focuses on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. The adviser seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

     In determining whether to sell a security, the adviser considers various factors such as fundamental changes within a particular company or its industry. These considerations are based on the adviser's research, including analytical procedures, market research or discussions with company management.

     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS

The Fund may also invest in stock index futures and options contracts, which are types of derivative. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund.

6

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

     The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, the Fund's obligation under futures contracts will not exceed 20% of its total assets.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded in U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) COUNTRY RISK, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and
(2) CURRENCY RISK, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by ALL fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Each Vanguard fund reserves the right to stop offering shares at any time.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

The Fund retains the right to sell securities regardless of how long the securities have been held. Historically, due to its investment strategy, the Fund has had a HIGH turnover rate. The Fund's average turnover rate since inception has been about *%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.

                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for all mid-cap growth funds was approximately *%, according to Morningstar, Inc.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

8

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

INVESTMENT ADVISER

Provident Investment Counsel (Provident), 300 North Lake Avenue, Pasadena, CA 91101, adviser to the Fund, traces its origins to an investment advisory partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc, a United Kingdom based financial services group with substantial asset management, insurance and banking businesses. As of October 31, 2001, Provident managed about $* million in assets. The firm manages the Fund subject to the control of the trustees and officers of the Fund. Its advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the quarterly fee is increased or decreased based upon Provident's performance in comparison to its benchmark index. For these purposes, Provident's cumulative investment performance over a trailing 36-month period is compared to the cumulative total return of the Russell Midcap Growth Index. Please consult the Fund's STATEMENT OF ADDITIONAL INFORMATION for a complete explanation of how advisory fees are calculated.

     For the fiscal year ended October 31, 2001, the investment advisory fees paid to Provident represented an effective annual rate of *% of the Fund's average net assets. (Please note that these fees were calculated under a prior advisory agreement. Had the current fee schedule been in place for fiscal 2001, the investment advisory fee would have represented an effective annual rate of *% of the Fund's average net assets.)

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Provident Investment Counsel employs a team-oriented approach, with a group of investment professionals responsible for the day-to-day management of the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an INCOME or a CAPITAL GAINS DISTRIBUTION. INCOME consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. CAPITAL GAINS are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.

-    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- Any conversion between classes of shares of the SAME fund is a nontaxable event. By contrast, an exchange between classes of shares of DIFFERENT funds IS a taxable event.

10

                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares of a fund shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you OWE TAX on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

GENERAL INFORMATION

BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  30%  of  any  taxable
distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;

-    Certify that the taxpayer identification number is correct; and

-    Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so. FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at VANGUARD.COM and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE

The Fund's share price, called its NET ASSET VALUE, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their MARKET VALUE when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their FAIR VALUE, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the two years in the period ended October 31, 2000, has been derived from the financial statements audited by Price-waterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. For the prior period, the Fund employed other auditors. You may have the annual report sent to you without charge by contacting Vanguard.

-----------------------------------------------------------------------------------------------
                                                           VANGUARD MID-CAP GROWTH FUND
                                                            PERIODS ENDED OCTOBER 31,*
                                                    -------------------------------------------
                                                     2001        2000        1999        1997**
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     *     $ 15.87     $ 10.53     $ 10.00
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                     *       (0.22)      (0.11)      (0.03)
  Net Realized and Unrealized Gain on Investments         *       15.13        5.45        0.56
-----------------------------------------------------------------------------------------------
    Total from Investment Operations                      *       14.91        5.34        0.53
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  From Net Realized Gains                                 *       (0.94)       0.00        0.00
    Total Distributions                                   *       (0.94)       0.00        0.00
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     *     $ 29.84     $ 15.87     $ 10.53
===============================================================================================
TOTAL RETURN                                              *%      97.09%      50.71%       5.30%***
===============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $     *     $  36.0     $  11.9     $   5.7
RATIOS TO AVERAGE NET ASSETS+
  Expenses                                                *%       1.39%       1.39%       1.04%++
  Net investment loss                                     *%      -1.03%      -1.03%      -0.43%++
  Portfolio Turnover Rate+++                              *%     185.88%     144.64%     166.89%
===============================================================================================

----------
* The Fund was organized as Provident Investment Counsel Mid Cap Fund A, and was not a member of The Vanguard Group. On o, 2002, the Fund acquired all assets and liabilities of Provident Investment Counsel Mid Cap Fund A in a tax-free reorganization. The Fund had no operations prior to the reorganization.
** For the period ended December 31, 1997 (Commencement of Operations) through October 31, 1998.
***  Not annualized.
+ Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio. The combined fees waived and expenses absorbed were 0.80%, 2.60%, and 4.11%, respectively.
++   Annualized.
+++ Portfolio turnover rate of Provident Mid Cap Portfolio, in which all of the Fund's assets are invested.

12

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal year 2001 with a net asset value (price) of $* per share. During the year, the Fund earned $* from investment income (interest and dividends). There was a decline of $* per share in the value of investments held or sold by the Fund, resulting in a net decline of $* per share from investment operations.

Shareholders received $* per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $*, reflecting losses of $* per share and distributions of $* per share. This was a decrease of $* per share (from $* at the beginning of the year to $* at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was *% for the year.

As of October 31, 2001, the Fund had $* million in net assets. For the year, the expense ratio was *% ($* per $* of net assets), and the net investment income amounted to *% of average net assets. The Fund sold and replaced securities valued at *% of its net assets.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, THE VANGUARD SERVICE DIRECTORY, provides details of our many shareholder services for individual investors. A separate booklet, THE COMPASS, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the CONTACTING VANGUARD instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT: $10,000 for regular accounts; $1,000 for IRAs, and custodial accounts for minors. (Shareholders who invested in the Fund prior to * 2002, will continue to be subject to a minimum account balance of $1,000 for regular accounts; $500 for retirement accounts.) TO ADD TO AN EXISTING
ACCOUNT: $100 by mail or exchange; $1,000 by wire.

     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES

BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: THE VANGUARD GROUP-- *. For a list of addresses, see CONTACTING VANGUARD.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund under our exchange privilege. SEE EXCHANGING SHARES.

BY WIRE: Call Vanguard to purchase shares by wire. See CONTACTING VANGUARD.

YOUR PURCHASE PRICE

You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

14

PURCHASE RULES YOU SHOULD KNOW

[CHECKMARK]    THIRD  PARTY  CHECKS.  To protect  the funds  from  check  fraud,
               Vanguard will not accept checks made payable to third parties.

[CHECKMARK]    U.S.  CHECKS ONLY.  All  purchase  checks must be written in U.S.
               dollars and drawn on a U.S. bank.

[CHECKMARK]    LARGE  PURCHASES.  Vanguard  reserves  the  right to  reject  any
               purchase   request  that  may  disrupt  a  fund's   operation  or
               performance. Please call us BEFORE attempting to invest a large dollar amount.

[CHECKMARK]    NO  CANCELLATIONS.  Place your  transaction  requests  carefully.
               Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

[CHECKMARK]    FUTURE  PURCHASES.  All Vanguard  funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at anytime, for any reason.

REDEEMING SHARES

HOW TO REDEEM SHARES

Be sure to check OTHER RULES YOU SHOULD KNOW before initiating your request.

ONLINE: Request a redemption through our website at VANGUARD.COM.

BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see CONTACTING VANGUARD.

BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see CONTACTING VANGUARD.

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, INCLUDING ANY SPECIAL DOCUMENTATION REQUIRED UNDER THE CIRCUMSTANCES. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS

[CHECKMARK]    CHECK  REDEMPTIONS:  Unless instructed  otherwise,  Vanguard will mail you a check, normally within two business days of your trade date.

[CHECKMARK]    EXCHANGE  REDEMPTIONS:  You may  instruct  Vanguard  to apply the proceeds  of  your  redemption  to  purchase  shares  of  another
               Vanguard  fund  under  our  exchange  privilege.  SEE  EXCHANGING
               SHARES.

[CHECKMARK]    WIRE  REDEMPTIONS:  When  redeeming from a money market fund or a bond fund,  you may  instruct  Vanguard  to wire your  redemption
               proceeds  to  a  previously   designated   bank   account.   Wire
               redemptions are not available for

               Vanguard's other funds. The wire redemption option is NOT AUTOMATIC; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, NOT online. For these funds, a $5 fee applies to wire redemptions under $5,000.

               MONEY MARKET FUNDS: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

               BOND FUNDS: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW

[CHECKMARK]    SPECIAL ACCOUNTS. Special documentation may be required to redeem from  certain  types  of  accounts,  such  as  trust,  corporate,
               nonprofit,   or  retirement  accounts.   Please  call  us  BEFORE
               attempting to redeem from these types of accounts.

[CHECKMARK]    POTENTIALLY DISRUPTIVE  REDEMPTIONS.  Vanguard reserves the right to pay all or part of your  redemption  in-kind--that  is, in the form of  securities--if  we believe that a cash redemption  would
               disrupt  the  Fund's   operation  or  performance.   Under  these
               circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us
               BEFORE you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

[CHECKMARK]    RECENTLY  PURCHASED  SHARES.  While you can redeem  shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund
               Express(R).

[CHECKMARK]    SHARE  CERTIFICATES.  If share  certificates have been issued for your account, those shares cannot be redeemed until youU return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see CONTACTING VANGUARD.

[CHECKMARK]    PAYMENT  TO A  DIFFERENT  PERSON  OR  ADDRESS.  We can make  your redemption  check  payable to a different  person or send it to a different address.  However, this requires the written consent of all  registered  account  owners,  which must be  provided  under signature  guarantees.  You can obtain a signature guarantee from
               most   commercial  and  savings  banks,   credit  unions,   trust
               companies, or member firms of a U.S. stock exchange.

[CHECKMARK]    NO  CANCELLATIONS.  Place your  transaction  requests  carefully.
               Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

16

[CHECKMARK]    EMERGENCY  CIRCUMSTANCES.  Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition,  Vanguard funds can suspend redemptions and/or postpone payments of redemption  proceeds at times when the New York Stock
               Exchange  is  closed  or  during  emergency   circumstances,   as
               determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

All Vanguard funds accept exchange requests by Web, telephone or mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege. For the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER FUND AND GROWTH AND INCOME FUND these limits generally are as follows:

- No telephone or Web exchanges between 2:30 p.m. and 4 p.m., Eastern time on business days. ANY EXCHANGE REQUEST PLACED DURING THESE HOURS WILL BE REJECTED. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to 1.5 hours prior to the scheduled close. (For example, if the NYSE is scheduled to close at 1 p.m., Eastern time, the cut-off for phone and Web exchanges will be 11:30 a.m. Eastern time.)

- No more than two exchanges OUT of a fund may be requested by telephone or Web within any 12-month period.

-    Each fund reserves the right to reject exchanges considered excessive.

For ALL OTHER VANGUARD FUNDS, the following limits generally apply:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period.

- A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).

-    Round trips must be at least 30 days apart.

- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

-    Each fund reserves the right to reject exchanges considered excessive.

Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

ALSO, IN THE EVENT OF A CONFLICT BETWEEN THE EXCHANGE PRIVILEGES OF TWO FUNDS, THE STRICTER POLICY WILL APPLY TO THE TRANSACTION.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS

[CHECKMARK]    AUTOMATIC. In setting up your account, we'll automatically enable you to do  business  with us by  regular  telephone,  UNLESS  YOU
               INSTRUCT US OTHERWISE IN WRITING.

[CHECKMARK]    TELE-ACCOUNT(R).   To  conduct   account   transactions   through
               Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.

[CHECKMARK]    PROOF OF A CALLER'S  AUTHORITY.  We reserve the right to refuse a telephone request if the caller is unable to provide the following information EXACTLY AS REGISTERED ON THE ACCOUNT:

               -    Ten-digit account number.
               -    Complete owner name and address.
               -    Primary Social Security or employer identification number.
               -    Personal Identification Number (PIN), if applicable.

[CHECKMARK]    SUBJECT TO REVISION.  We reserve the right to revise or terminate
               Vanguard's telephone transaction service at any time, without notice.

[CHECKMARK]    SOME VANGUARD  FUNDS DO NOT PERMIT  TELEPHONE  EXCHANGES  BETWEEN
               2:30 P.M. AND 4 P.M. To discourage  market-timing,  the following
               Vanguard  funds  generally  do  not  permit  telephone  exchanges between 2:30 p.m.  and 4 p.m. on business  days:  the U.S.  Stock
               Index Funds,  the  International  Stock Index  Funds,  REIT Index
               Fund,   Balanced   Index  Fund,   Cal-vert   Social  Index  Fund,
               International    Growth   Fund,    International    Value   Fund,
               International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

VANGUARD.COM

[CHECKMARK]    REGISTRATION.  You can use your personal  computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

18

[CHECKMARK]    SOME VANGUARD FUNDS DO NOT PERMIT ONLINE  EXCHANGES  BETWEEN 2:30
               P.M.  AND 4  P.M.  To  discourage  market-timing,  the  following
               Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index
               Funds,  the  International  Stock Index  Funds,  REIT Index Fund,
               Balanced  Index Fund,  Calvert  Social Index Fund,  International
               Growth Fund,  International  Value Fund,  International  Explorer
               Fund and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

WRITTEN INSTRUCTIONS

[CHECKMARK]    "GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:

               -    The fund name and account number.
               -    The amount of the transaction (in dollars or shares).
               - Signatures of all owners EXACTLY as registered on the account.
               - Signature guarantees, if required for the type of transaction.*
               -    Any supporting legal documentation that may be required.

----------
* For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call uVanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See CONTACTING VANGUARD for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS

All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares that are redeemed upon closure of the account.

     Vanguard deducts a $10 fee in June from each nonretire-ment account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS

For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS

Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS

We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS

Financial reports about Vanguard Mid-Cap Growth Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:

-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.

20

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE                        VANGUARD.COM

                              -    Your best source of Vanguard news
                              -    For fund, account, and service information
                              -    For most account transactions
                              -    For literature requests
                              -    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)      -    For automated fund and account information
1-800-662-6273                -    For  redemptions  by check, exchange (subject
(ON-BOARD)                         to certain limitations), or wire
                              -    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION          -    For fund and service information
1-800-662-7447 (SHIP)         -    For literature requests
(TEXT TELEPHONE AT            -    Business hours only
1-800-952-3335)

CLIENT SERVICES               -    For account information
1-800-662-2739 (CREW)         -    For most account transactions
(TEXT TELEPHONE AT            -    Business hours only
1-800-749-7273)

INSTITUTIONAL DIVISION        -    For information and services for large
1-888-809-8102                     institutional investors
                              -    Business hours only

VANGUARD ADDRESSES            REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
                              The Vanguard Group
                              P.O. Box 1110
                              Valley Forge, PA 19482-1110

                              REGULAR MAIL (INSTITUTIONS):
                              The Vanguard Group
                              P.O. Box 2900
                              Valley Forge, PA 19482-2900

                              REGULAR MAIL (GENERAL INQUIRIES):
                              The Vanguard Group
                              P.O. Box 2600
                              Valley Forge, PA 19482-2600

                              REGISTERED OR EXPRESS MAIL:
                              The Vanguard Group 455 Devon
                              Park Drive Wayne, PA 19087-1815

FUND NUMBER                   Please use the specific fund number when
                              contacting us about Vanguard Mid-Cap Growth
                              Fund--*.

22




















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
GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS

Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK

The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT ADVISER

An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of money you put into an investment.

SECURITIES

Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [SHIP]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Mid-Cap Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

THE CURRENT ANNUAL AND SEMIANNUAL REPORTS AND THE SAI ARE INCORPORATED BY REFERENCE INTO (AND ARE THUS LEGALLY A PART OF) THIS PROSPECTUS.

ALL MARKET INDEXES REFERENCED IN THIS PROSPECTUS ARE THE EXCLUSIVE PROPERTY OF THEIR RESPECTIVE OWNERS.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-07443

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

P* *2002

                                     PART B

                           VANGUARD(R) WHITEHALL FUNDS
                                   (THE TRUST)


                       STATEMENT OF ADDITIONAL INFORMATION

                                     *, 2002


     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated February 26, 2002, for Vanguard Selected Value Fund, and *, 2002, for Vanguard Mid-Cap Growth Fund). To obtain, without charge, the Prospectuses or the most recent Annual Reports to Shareholders, which contain the Trust's financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DESCRIPTION OF THE TRUST ................................................   B-1
INVESTMENT POLICIES .....................................................   B-3
INVESTMENT LIMITATIONS ..................................................   B-8
YIELD AND TOTAL RETURN ..................................................   B-11
SHARE PRICE .............................................................   B-15
PURCHASE OF SHARES ......................................................   B-15
REDEMPTION OF SHARES ....................................................   B-15
MANAGEMENT OF THE FUNDS .................................................   B-16
INVESTMENT ADVISORY SERVICES ............................................   B-21
PORTFOLIO TRANSACTIONS ..................................................   B-27
FINANCIAL STATEMENTS ....................................................   B-28
COMPARATIVE INDEXES .....................................................   B-28

                            DESCRIPTION OF THE TRUST

ORGANIZATION

     The  Trust  was  organized  as a  Maryland  corporation  in  1995,  and was
reorganized  as  a  Delaware   business  trust  in  June,  1998.  Prior  to  its
reorganization as a Delaware business trust, the Trust was known as Vanguard Whitehall Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following funds, each of which offers a single class of shares:

                          Vanguard Selected Value Fund
                          Vanguard Mid-Cap Growth Fund
                 (individually, a Fund; collectively, the Funds)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.

SERVICE PROVIDERS

     CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286 serves as the custodian for Vanguard Selected Value Fund. and o serves as the custodian for Vanguard Mid-Cap Growth Fund. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. The Trust or any of its fund(s) may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rate share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with each Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with each Fund's shares.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

     Vanguard Selected Value Fund intends to continue to qualify, and Vanguard Mid-Cap Growth Fund expects to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

     The following policies supplement the Funds' investment policies set forth in the Prospectuses:

     Vanguard Mid-Cap Growth Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks of medium size companies. This policy may only be changed upon 60 days notice to shareholders.

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Funds' board of trustees will monitor the Funds' repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities hat may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers.
Because these securities can be resold only to qualified institutional buyers, or after they have been held for a number of years, they may be considered illiquid securities--meaning that they would be difficult for a Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' board of trustees. This generally includes securities that are unregistered than can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While each Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     FOREIGN INVESTMENTS. Each Fund may invest up to 20% of its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     CURRENCY RISK. Since the stocks of foreign companies are frequently dominated in foreign currencies, and since each fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Mid-Cap Growth Fund permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although each Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Fund's foreign securities will be somewhat greater than the expenses for custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by a Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since the Funds seek long-term capital appreciation and any income should be considered incidental.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.

     The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

     FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. If shareholders meet certain holding period requirements with respect to Fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain foreign taxes. In either case, a shareholder's tax statement will show more taxable income or capital gains than were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

     FUTURES AND OPTIONS CONTRACTS. Each Fund may enter into stock futures contracts, options, and options on futures contracts for several reasons: to maintain cash investments while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the fund under a futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of a Fund's portfolio. The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of all futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the

Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the investment advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in such securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     LENDING OF SECURITIES. Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets (although Vanguard Mid-Cap Growth Fund has an operating policy of limiting the amount of loans to not more than 25% of the value of the total assets of the Fund), and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the securities on loan, the fund must call the loan and vote the securities.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     WHEN-ISSUED SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems this to be appropriate.

     TEMPORARY INVESTMENTS. Each Fund may take temporary defensive measures that are inconsistent with the Fund's normal investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Funds; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

                             INVESTMENT LIMITATIONS

VANGUARD SELECTED VALUE FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) 67% or more of the shares voted so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts. Additionally, no more than 20% of the Fund's total assets may be invested in swap agreements at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets approved by the Fund's shareholders, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to
Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     UNSEASONED COMPANIES. The Fund may not invest more than 5% of its assets in companies that have less than three years operating history (including the operating history of any predecessors).

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.

VANGUARD MID-CAP GROWTH FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) 67% or more of the shares voted so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

     The Fund also has the following operational, NON-FUNDAMENTAL policies:

     INDUSTRY  CONCENTRATION.  The fundamental  investment  limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     ILIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INVESTING FOR CONTROL. The Fund may not investment in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may invest in any other investment company only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     PURCHASES ON MARGIN. The Fund may not purchase securities on margin.

     SHORT SALES. The Fund may not sell securities short.

     The above-mentioned investment limitations for each Fund are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of The Vanguard Group of Investment Companies, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                             YIELD AND TOTAL RETURN

     The yield of Vanguard Selected Value Fund and Vanguard Mid-Cap Growth Fund for the 30-day period ended October 31, 2001, was x.xx% and x.xx%, respectively. The average annual total returns (both before and after taxes) of each Fund for certain periods ended October 31, 2001, are set forth below:

                                                             1 YEAR ENDED   5 YEARS ENDED     SINCE
                                                              10/31/2001      10/31/2001    INCEPTION**
                                                              ----------      ----------    -----------
VANGUARD SELECTED VALUE FUND*
Return Before Taxes                                              x.xx%           x.xx%         x.xx%
Return After Taxes on Distributions                              x.xx            x.xx          x.xx
Return After Taxes on Distributions and Sale of Fund Shares      x.xx            x.xx          x.xx

VANGUARD MID-CAP GROWTH FUND
Return Before Taxes                                              x.xx%           x.xx%         x.xx%
Return After Taxes on Distributions                              x.xx            x.xx          x.xx
Return After Taxes on Distributions and Sale of Fund Shares      x.xx            x.xx          x.xx

----------
* Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
** February 15, 1996, for Selected Value Fund; and December 31, 1997, for Mid-Cap Growth Fund.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

     Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          1/n
                               T = (ERV/P)    - 1

     Where:

          T   = average  annual total return
          P   = a hypothetical initial investment of $1,000
          n   = number of years

          ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)
INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                           1/n
                               T = (ATVD/P)    - 1

     Where:

          T    = average annual total return (after taxes on distributions)
          P    = a hypothetical initial investment of $1,000
          n    = number of years
          ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                           1/n
                              T = (ATVDR/P)    - 1

     Where:

          T     = average annual total return  (after taxes on distributions and redemption)
          P     = a hypothetical initial investment of $1,000
          n     = number of years
          ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

     Where:

          C   = cumulative total return
          P   = a hypothetical initial investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELD

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          YIELD = 2[((A-B)/CD+1)  - 1]

     Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d = the maximum offering price per share on the last day of the period

                                   SHARE PRICE

     Each Fund's share price, called its NET ASSET VALUE, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their MARKET VALUE when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their FAIR VALUE, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

                               PURCHASE OF SHARES

     The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the regular close of the Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans, or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     There is no charge for share redemptions from Mid-Cap Growth Fund. For Selected Value Fund, there is a 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years, and there is a 2% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than one year. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

     For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

     All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

     From time to time, the Fund may waive or modify redemption fees for certain categories of investors.

                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

     Each Fund is a member of The Vanguard Group of Investment Companies which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under procedures approved by the trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

     The Funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own any securities of any external adviser for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but places substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. At October 31, 2001, Vanguard Selected Value Fund had contributed capital of $185,000, to Vanguard, representing 0.02%, of the Fund's net assets, and 0.20% of Vanguard's capitalization. Vanguard Mid-Cap Growth Fund had not commenced operations as a Vanguard fund as of October 31, 2001.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of
0.20 of 1% of its average month-end net assets.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Vanguard Selected Value Fund incurred approximately $854,000, $706,000, and $2,304,000, respectively, of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.

     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to an administrative agreement, under which, for the fiscal years ended October 31, 1999, 2000, and 2001, the Fund paid the following administrative fees:
$45,625, $45,552, and $*, respectively.

     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to a distribution agreement, under which, for the fiscal year ended October 31, 2001, the aggregate sales commissions received by the Distributor were $*. For the fiscal year ended October 31, 2001, the Fund paid $* under its distribution plan, of which $* was paid as compensation to broker-dealers, $* was compensation to sales personnel, $* was for reimbursement of advertising and marketing materials, $* was for reimbursement of printing and postage expenses, and $* was for miscellaneous other expenses.

     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to a shareholder services plan under which, for the fiscal year ended October 31, 2001, the Fund paid $* in shareholder servicing fees.

     The Fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.

     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to many Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES

     The officers of the Funds manage their day-to-day operations under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of each Fund. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                 NUMBER OF
                                                                                                              VANGUARD FUNDS
                         POSITION(S) HELD    TRUSTEE/OFFICER         PRINCIPAL OCCUPATION(S) DURING             OVERSEEN BY
NAME, DATE OF BIRTH         WITH FUNDS            SINCE                   THE PAST FIVE YEARS                 TRUSTEE/OFFICER
-------------------         ----------            -----                   -------------------                 ---------------
John J. Brennan*         Chairman of the       May, 1987        Chairman of the Board, Chief Executive              108
(July 29, 1954)          Board, Chief                           Officer, and Director (Trustee) of The
                         Executive Officer                      Vanguard Group, Inc. and each of the
                         and Trustee                            investment companies served by The
                                                                Vanguard Group, Inc.

INDEPENDENT TRUSTEES

Charles D. Ellis         Trustee               January, 2001    The Partners of '63 (pro bono ventures in           108
(October 23, 1937)                                              education); Senior Advisor to Greenwich
                                                                Associates (international business strategy
                                                                consulting); Successor Trustee of Yale
                                                                University; Overseer of the Stern School
                                                                of Business at New York University; Trustee
                                                                of the Whitehead Institute for Biomedical
                                                                Research.

Rajiv L. Gupta           Trustee               December, 2001   Chairman and Chief Executive Officer                 86
(December 23, 1945)                                             (since October, 1999), Vice Chairman
                                                                (January-September 1999), and Vice
                                                                President (prior to September, 1999) of
                                                                Rohm and Haas Co. (chemicals); Director
                                                                of Technitrol, Inc. (electronic
                                                                components) and AgereSystems
                                                                (communication components); Board
                                                                Member of American Chemistry Council;
                                                                Trustee of Drexel University.

JoAnn Heffernan Heisen   Trustee               July, 1998       Vice President, Chief Information Officer, and      108
(January 25, 1950)                                              Member of the Executive Committee of Johnson &
                                                                Johnson (pharmaceuticals/consumer products);
                                                                Director of the Medical Center at Princeton
                                                                and Women's Research and Education Institute.

Burton G. Malkiel        Trustee               May, 1977        Chemical Bank Chairman's Professor of               106
(August 28, 1932)                                               Economics, Princeton University; Director of
                                                                Prudential Insurance Co. of America, BKF
                                                                Capital (investment management), The Jeffrey
                                                                Co. (holding company), and NeuVis, Inc.
                                                                (software company).

Alfred M. Rankin, Jr.    Trustee               January, 1993    Chairman, President, Chief Executive                108
(October 8, 1941)                                               Officer, and Director of NACCO Industries,
                                                                Inc.(forklift trucks/housewares/lignite);
                                                                Director of Goodrich Corporation (industrial
                                                                products/aircraft systems and services).
                                                                Director of the Standard Products Company
                                                                (supplier for automotive industry) until
                                                                1998.

----------
*    Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                                                                                                 NUMBER OF
                                                                                                              VANGUARD FUNDS
                         POSITION(S) HELD    TRUSTEE/OFFICER         PRINCIPAL OCCUPATION(S) DURING             OVERSEEN BY
NAME, DATE OF BIRTH         WITH FUNDS            SINCE                   THE PAST FIVE YEARS                 TRUSTEE/OFFICER
-------------------         ----------            -----                   -------------------                 ---------------
J. Lawrence Wilson       Trustee               April, 1985      Retired Chairman and Chief Executive                108
(March 2, 1936)                                                 Officer of Rohm and Haas Co. (chemicals);
                                                                Director of Cummins Inc. (diesel engines),
                                                                The Mead Corp. (paper products), and
                                                                AmerisourceBergen Corp. (pharmaceutical
                                                                distribution); Trustee of Vanderbilt
                                                                University.

EXECUTIVE OFFICERS

R. Gregory Barton*       Secretary             June, 2001       Managing Director and General Counsel               108
(April 25, 1951)                                                of The Vanguard Group, Inc. (since
                                                                September, 1997); Secretary of The
                                                                Vanguard Group, Inc. and of each of the
                                                                investment companies served by The
                                                                Vanguard Group, Inc. (since June, 2001);
                                                                Principal of The Vanguard Group, Inc.
                                                                (prior to September, 1997).

Thomas J. Higgins*       Treasurer             July, 1998       Principal of The Vanguard Group, Inc.;              108
(May 21, 1957)                                                  Treasurer of each of the investment
                                                                companies served by The Vanguard
                                                                Group, Inc. (since July, 1998).

----------
*    Officers of the Funds are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc. and the board of trustees of the Funds (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

     All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2001. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of the Fund.

                                                      DOLLAR RANGE OF FUND    AGGREGATE DOLLAR RANGE OF
                                                        SHARES OWNED BY     VANGUARD FUND SHARES OWNED BY
NAME OF FUND                   NAME OF TRUSTEE              TRUSTEE                   TRUSTEE
------------                   ---------------              -------                   -------
VANGUARD SELECTED VALUE FUND   John J. Brennan                None                 Over $100,000
                               Charles D. Ellis               None                 Over $100,000
                               Rajiv L. Gupta                 None                 Over $100,000
                               JoAnn Heffernan Heisen         None                 Over $100,000
                               Burton G. Malkiel              None                 Over $100,000
                               Alfred M. Rankin, Jr.          None                 Over $100,000
                               J. Lawrence Wilson             None                 Over $100,000

TRUSTEE COMPENSATION

     The same individuals serve as trustees of all Vanguard funds (with three exceptions, which are noted in the table on page B-20), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                            VANGUARD WHITEHALL FUNDS
                               COMPENSATION TABLE

                                                 PENSION OR
                                             RETIREMENT BENEFITS                      TOTAL COMPENSATION
                             AGGREGATE       ACCRUED AS PART OF    ESTIMATED ANNUAL        FROM ALL
                         COMPENSATION FROM       THIS FUND'S         BENEFITS UPON      VANGUARD FUNDS
NAMES OF TRUSTEE            THIS FUND(1)         EXPENSES(1)           RETIREMENT     PAID TO TRUSTEES(2)
----------------            ------------         -----------           ----------     -------------------
John J. Brennan                 None                 None                   None               None
Charles D. Ellis(3)             $ 81                 None                   None           $104,000
Rajiv L. Gupta(4)                N/A                  N/A                    N/A                N/A
JoAnn Heffernan Heisen           100                 $ 11                $23,607            104,000
Bruce K. MacLaury(5)             104                   10                 78,176             99,000
Burton G. Malkiel                100                   10                 90,680            104,000
Alfred M. Rankin, Jr.            100                    7                 46,267            104,000
James O. Welch, Jr.(5)           100                   12                 97,720            104,000
J. Lawrence Wilson               100                    4                 67,240            119,000

----------
(1) The amounts shown in this column are based on the Fund's fiscal year ended October 31, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 108 Vanguard funds (106 in the case of Mr. Malkiel; 88 in the case of Mr. MacLaury; and 86 in the case of Mr. Gupta) for the 2001 calendar year.
(3)  Mr. Ellis joined the Fund's board, effective January 1, 2001.
(4)  Mr. Gupta joined the Fund's board, effective December 31, 2001.
(5) Mr. MacLaury and Mr. Welch retired from the Fund's board, effective December 31, 2001.

                          INVESTMENT ADVISORY SERVICES

VANGUARD SELECTED VALUE FUND

     Vanguard Selected Value Fund is managed by Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204 under the terms of an agreement. The investment philosophy of Barrow, Hanley is to use fundamental research to identify undervalued stocks. James P. Barrow has been designated as portfolio manager for the assets of the Fund. Jim has managed portfolio investments since 1963; with Barrow, Hanley since 1979.

     For the services rendered by Barrow, Hanley, the Fund pays Barrow, Hanley a base advisory fee (the basic fee), at the end of each quarter, adjusted by a performance fee adjustment reflecting the investment performance of the Fund relative to the total return of the Russell Midcap Index and the Russell Midcap Value Index. The Russell Midcap Index and the Russell Midcap Value Index are prepared by Frank Russell Company (which is not affiliated with the Fund or any of the Fund's affiliates). The Russell Midcap Index is composed of the 800 smallest stocks (by market capitalization) in the Russell 1000 Index. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Barrow, Hanley's fees are calculated according to the following rules:

     (a) TOTAL QUARTERLY FEE PAYABLE. The total quarterly fee payable by the Fund to Barrow, Hanley is the basic fee for the quarter plus the adjustment (which may be negative).

     (b) BASIC FEE FOR THE QUARTER. The basic fee for the quarter is calculated by applying a quarterly rate based on the following annual percentage rates to the average month-end assets of the Fund for the quarter:

          NET ASSETS                                      ANNUAL RATE
          ----------                                      -----------
          First $100 million .............................   0.40%
          Next $200 million ..............................   0.35%
          Next $300 million ..............................   0.25%
          Next $400 million ..............................   0.20%
          Over $1 billion ................................   0.15%

     (c) PERFORMANCE ADJUSTMENT. The adjustment is based on the cumulative investment performance of the Fund over a trailing 36-month period relative to that of the Russell Midcap Index (the Prior Index), prior to August 1, 2001, and the Russell Midcap Value Index (the Index), on and after August 1, 2001, over the same period. The adjustment, which will be based upon the relative applicability of the Prior Index and the Index (such applicable performance index, the Benchmark), applies as follows:

CUMULATIVE 36-MONTH PERFORMANCE OF THE                ADJUSTMENT AS A PERCENTAGE
BHMS PORTFOLIO VS. BENCHMARK                                OF BASIC FEE*
----------------------------                                -------------
Equal to or greater than +12% ..............................     +50%
Equal to or greater than +6% but less than +12% ............     +25%
Equal to or greater than -6% but less than +6% .............       0%
Greater than -12% but less than -6% ........................     -25%
Equal to or less than -12% .................................     -50%

----------
* FOR PURPOSES OF THE ADJUSTMENT CALCULATION, THE BASIC FEE IS CALCULATED BY APPLYING THE ABOVE RATE SCHEDULE AGAINST THE AVERAGE NET ASSETS OF THE FUND OVER THE SAME PERIOD FOR WHICH THE PERFORMANCE IS MEASURED.

     The Index will not be fully operable as the sole Benchmark used to determine the adjustment until the quarter ending July 31, 2004. Until that date, the adjustment will be determined by linking the investment performance of the Prior Index with that of the Index over a trailing 36-month period as follows:

     (a) QUARTER ENDED OCTOBER 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended July 31, 2001, with that of the Index for the one quarter ending October 31, 2001.

     (b) QUARTER ENDED JANUARY 31, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the ten quarters ended July 31, 2001, with that of the Index for the two quarters ended January 31, 2002.

     (c) QUARTER ENDING APRIL 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ended July 31, 2001, with that of the Index for the three quarters ending April 30, 2002.

     (d) QUARTER ENDING JULY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ended July 31, 2001, with that of the Index for the four quarters ending July 31, 2002.

     (e) QUARTER ENDING OCTOBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ended July 31, 2001, with that of the Index for the five quarters ending October 31, 2002.

     (f) QUARTER ENDING JANUARY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ended July 31, 2001, with that of the Index for the six quarters ending January 31, 2003.

     (g) QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ended July 31, 2001, with that of the Index for the seven quarters ending April 30, 2003.

     (h) QUARTER ENDING JULY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for four quarters ended July 31, 2001, with that of the Index for the eight quarters ending July 31, 2003.

     (i) QUARTER ENDING OCTOBER 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ended July 31, 2001, with that of the Index for the nine quarters ending October 31, 2003.

     (j) QUARTER ENDING JANUARY 31, 2004. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ended July 31, 2001, with that of the Index for the ten quarters ending January 31, 2004.

     (k) QUARTER ENDING APRIL 30, 2004. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ended July 31, 2001, with that of the Index for the eleven quarters ending April 30, 2004.

     (l) QUARTER ENDING JULY 31, 2004. The Index will be fully operable as the sole Benchmark for determining the adjustment.

     CALCULATING RELATIVE INVESTMENT PERFORMANCE. The investment performance of the Fund for a period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund having an ex-dividend date occurring within such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. The investment record of the Russell Midcap Index, or the Russell Midcap Value Index, for a period will be calculated by adding (i) the change in the level of the Index during the period, and (ii) the value of cash distributions having an ex-dividend date occurring within such period made by companies within the Index. For the fiscal years ended October 31, 1999, 2000, and 2001, the Fund incurred investment advisory fees of $668,000, $622,000, and $1,841,000 (before a performance-based decrease of $294,000, $358,000, and $156,000, respectively).

     RELATED INFORMATION CONCERNING BARROW, HANLEY. Barrow, Hanley, a Nevada corporation, is an investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefit plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. As of October 31, 2001, Barrow, Hanley provided investment advisory services to clients having assets with an approximate value of $27 billion.

VANGUARD MID-CAP GROWTH FUND

     The Fund employs Provident Investment Counsel (Provident), 300 North Lake Avenue, Pasadena, CA 91101, under the terms of an agreement.

     For the services rendered by Provident, the Fund pays to Provident at the end of each of the Fund's fiscal quarters an amount (the adjusted fee) equal to a basic fee plus a performance adjustment amount (the adjustment amount). For purposes of the calculations, both the basic fee and the adjustment amount will incorporate an asset-based fee (the asset fee) that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule, to the average month-end net assets of the Provident Portfolio over the applicable time period:

                ANNUAL
              PERCENTAGE                    AVERAGE MONTH-END
                 RATE                          NET ASSETS
                 ----                          ----------
                0.500%                  On the first $50 million
                0.250%                  On the next $200 million
                0.175%                  On the next $750 million
                0.125%                      Over $1 billion

     The basic fee is equal to the asset fee as computed over the fiscal quarter for which the adjusted fee is being calculated (the relevant fiscal quarter).

     Subject to the transition rules described below, the adjustment amount is equal to the product of an adjustment percentage and the asset fee as computed over the 36-month period ending with the relevant fiscal quarter (the relevant 36-month period). The adjustment percentage will change proportionately with the investment performance of the Fund relative to the investment performance of the Russell Mid-Cap Growth Index (the Index) as determined for the relevant 36-month period.

     The adjustment percentage applies as follows:

CUMULATIVE PERFORMANCE OF PROVIDENT PORTFOLIO              ADJUSTMENT
VS. INDEX OVER RELEVANT 36-MONTH PERIOD                    PERCENTAGE
---------------------------------------                    ----------
Less than -7.5%                                               -60%
From -7.5% up to and including 0% ...........    Linear increase from -60% to 0%
Greater than 0% and up to +7.5% .............    Linear increase from 0% to +60%
More than +7.5% .............................                 +60%

     The adjustment amount will not be fully incorporated into the determination of the adjusted fee until the close of the quarter ending July 31, 2005. Until that date, the following transition rules will apply:

     (a) DATE OF REORGANIZATION THROUGH APRIL 30, 2003. The adjusted fee will be equal to the basic fee. No adjustment amount will apply during this period.

     (b) MAY 1, 2003 THROUGH JULY 31, 2005. Beginning May 1, 2003, the adjusted fee will be equal to the basic fee plus the adjustment amount as calculated on the following basis. The adjustment amount for the relevant fiscal quarter will be determined on a progressive basis with regards to the number of months elapsed between July 31, 2002, and the end of the relevant fiscal quarter (progressive adjustment period). During the progressive adjustment period, the asset fee for purposes of calculating the adjustment amount will be determined with respect to the period from July 31, 2002, through and including the end of the relevant fiscal quarter. Similarly, the adjustment percentage will be calculated with respect to the cumulative performance of the Fund and the Index from August 1, 2002, through and including the end of the relevant fiscal quarter. For these purposes, the endpoints and size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a fractional time-elapsed adjustment percentage. The fraction will equal the number of months elapsed since July 31, 2002, divided by thirty-six.

     EXAMPLE: Assume that Provident's compensation is being calculated for the quarter ended January 31, 2004, and that the cumulative performance of the Fund versus the Index for the applicable period is +3%. In this case, an adjustment percentage of 24% of the asset fee calculated over the 18-month period would apply. This would be calculated as [(A/C) x D], where A equals the percentage amount by which the performance of the Fund has exceeded the Index (e.g., 3%), C equals the size of the ADJUSTED range over which the linear adjustment applies, and D is the ADJUSTED maximum adjustment percentage. The adjusted range in this case is determined as [(18/36) x 0%] to [(18/36) x 7.5%] = 0% to 3.75%. The size of the adjusted range is then 3.75% minus 0% = C. The maximum adjustment percentage is determined as [(18/36) x 60%] = 30% = d. The adjustment amount as a percentage of the basic fee is then computed as [(3/3.75) x 30%] = 24%. (Note that this example reflects rounding. In practice, calculations will be extended to the eighth decimal point. Performance shortfalls versus the Index are treated in a symmetric manner to the example provided.)

     (c) ON AND AFTER AUGUST 1, 2005. The adjusted fee will be equal to the basic fee plus the adjustment amount as determined for the relevant 36-month period.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Vanguard Mid-Cap Growth Fund incurred the following investment advisory fees:**

                                           1999         2000         2001
                                         --------     --------     --------
     Basic Fee ......................    $ 58,869     $226,136     $ xx,xxx
     Advisory Fee Waived ............      58,869      104,920       xx,xxx

     The adviser formerly provided certain administrative services to the Fund pursuant to Administration Agreements, and earned a fee for providing such services. During the fiscal years ended October 31, 1999, 2000, and 2001, the adviser earned $16,589, $52,271, and $*, respectively.

----------
** THESE ADVISORY AND ADMINISTRATIVE FEES WERE PAID UNDER PRIOR FEE STRUCTURES.

     RELATED INFORMATION CONCERNING PROVIDENT. Provident is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking, and general insurance. As of December 31, 2001, Provident had under management assets of approximately $xxx billion.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS.

     Each Fund's current agreement with its adviser is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the adviser, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the adviser upon ninety (90) days' written notice to the Fund.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT.

     Each fund's board of trustees is responsible for overseeing the performance of the fund's investment advisers and determining whether to renew the fund's investment advisory arrangements. The board has a standing request that Vanguard and the advisers provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of the advisers. This information includes a monthly fund performance analysis and status report from Vanguard and quarterly self-evaluations by the advisers. Vanguard also provides the board with written analyses of each adviser's performance on a periodic basis. Each fund's portfolio managers also meet with the board from time to time to discuss the management and performance of the fund and respond to the board's questions concerning the performance of the advisers.

     When the board considers whether to renew an investment advisory contract, the board takes into account numerous factors, including:

-    The nature, extent and quality of the services provided by the adviser.

-    The investment performance of the fund's assets managed by the adviser.

-    The fair market value of the services provided by the adviser.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

- The extent to which the adviser has realized or will realize economies of scale as the fund grows.

- Other sources of revenue to the adviser or its affiliates from its relationship with the fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant.

- The adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

     The primary factors underlying the board's determination to renew each Fund's advisory agreements were as follows:

VANGUARD SELECTED VALUE FUND (BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.):

     The board determined that the performance results of the Fund were reasonable, as compared with relevant performance standards, including: (a) the Russell Midcap Index; (b) the average mid-cap value fund (derived from data provided by Lipper Inc.); and (c) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed  business  judgement,  the
most  appropriate   course  of  action  in  the  best  interest  of  the  Fund's shareholders was to renew the agreement with Barrow, Hanley. Vanguard has adopted specific policies regarding the adviser's selection of brokers. For additional information, please see the Portfolio Transactions section of this Statement of Additional Information.

VANGUARD MID-CAP GROWTH FUND (PROVIDENT INVESTMENT COUNSEL):

- The board determined that performance results Provident Investment Counsel Mid Cap Fund A, the name of the Fund prior to *, 2002, when the Fund was reorganized and became a member of The Vanguard Group, were reasonable as compared with the relevant performance standards, including the performance results of: (a) Russell Midcap Growth Index for the same periods; (b) the average mid-cap growth mutual fund (derived from data provided by Lipper Inc.), and (c) other appropriate market indexes.

- The board assessed that the advisory fee to be paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

- The board evaluated the adviser's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to approve the agreement with Provident.

                             PORTFOLIO TRANSACTIONS

     Barrow, Hanley, Schroder, and Provident are authorized to (with the approval of the board of trustees) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the board of trustees, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Funds and the other funds in the Group.

     Currently, it is each Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an investment adviser and/or the Fund. However, the investment advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisers. If such securities that are compatible with the investment policies of the Funds and one or more of an adviser's other clients and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the adviser in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

     During the fiscal years ended October 31, 1999, 2000, and 2001, the Funds paid the following approximate amounts in brokerage commissions.

     FUND                             1999           2000           2001
     ----                          ----------     ----------     ----------
     Selected Value Fund ......    $  717,000     $  343,000     $2,710,000
     Mid-Cap Growth Fund ......        22,000         53,000         xx,000

5% SHAREHOLDERS

     As of March 31, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of the Vanguard Mid-Cap Growth Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers:

     SHAREHOLDER                                                 PERCENTAGE
     -----------                                                 ----------
     Larry D Tashjian and Karen D Tashjian,                         x.x%
     Trustees for Tashjian Family Trust
     La Canada, CA 91011
     George E. Handtmann III Trustee,                               x.x%
     For Handtmann Family Trust
     Carpinteria, CA 93013
     Thomas J & Julie H Condon                                      x.x%
     Trustee For the Condon Family Trust
     San Marino, CA 91108
     Merrill Lynch, Attn Fund Admin                                 x.x%
     Jacksonville, FL 32246

                              FINANCIAL STATEMENTS

     Vanguard Selected Value Fund's Financial Statements for the fiscal year ended October 31, 2001, appearing in the Fund's 2001 Annual Report Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The financial statements of Provident Mid Cap Fund A for the fiscal year ended October 31, 2001, including notes thereto and the report of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are also incorporated by reference in this Statement of Additional Information. (Prior to *, 2002, Vanguard Mid-Cap Growth Fund was organized as Provident Mid Cap Fund A.) For a more complete discussion of the performance, please see each Fund's Annual Report to Shareholders, which may be obtained without charge.

                               COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Selected Value Fund use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALL CAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALL CAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,100 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL MIDCAP INDEX--composed of all medium and medium/small companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX--measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

SALOMON SMITH BARNEY EXTENDED MARKET EPAC INDEX--tracks the bottom 20% by total market capitalization of the Europe Pan Asia Index.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment-grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--an industry benchmark of average mutual funds that by prospectus or portfolio practice invest primarily in growth companies with market capitalizations less than $1 billion at the time of purchase.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

                            VANGUARD WHITEHALL FUNDS

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   FORM N-14

                                     PART C


OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.

ITEM 16. EXHIBITS.

        (1) Declaration of Trust of the Vanguard Whitehall Funds is herein incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on June 30, 1998.

        (2) By-laws of the Vanguard Whitehall Funds are herein incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on June 30, 1998.

        (3)     Not applicable.

        (4) Form of Agreement and Plan of Reorganization and Liquidation is filed herewith.

        (5)     Not applicable.

        (6) Investment advisory agreement between Vanguard Whitehall Funds and Provident Investment Counsel, dated o, 2002 is filed herewith.

        (7) Amended and Restated Fund's Service Agreement is herein incorporated by reference to Registrant's Registration Statement on Form N-1A.

        (8)     Not applicable.

ITEM 16. EXHIBITS.

        (9) Custodian Agreement is herein incorporated by reference to Registrant's Registration Statement on Form N-1A.

        (10)    Not applicable.

        (11) Opinion and Consent of Morgan Lewis that shares will be validly issued, fully paid and non-assessable

        (12)(a) Form of Opinion and Consent of Morgan Lewis as to certain tax matters and consequences is filed herewith.

        (12)(b) Form of Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP as to certain tax matters and consequences is filed herewith.

        (13)    Not applicable.

        (14)    Consent of PricewaterhouseCoopers LLP is filed herewith.

        (15)    Not applicable.

        (16) Power of Attorney for Heidi Stam is herein incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Vanguard Variable Insurance Fund (File No. 33-32216) filed on January 28, 2002.

        (17)(a) Prospectus for Provident Investment Counsel Mid Cap Fund A dated March 1, 2002 is filed herewith.

        (17)(b) Statement of Additional Information for Provident Investment Counsel Mid Cap Fund A dated March 1, 2002 is filed herwith.

        (17)(c) Annual Report to Shareholders including the Audited
                Financial Statements dated October 31, 2001 for the Provident Investment Counsel Mid Cap Fund A are filed herewith.

        (17)(d) Preliminary Prospectus for Vanguard Mid-Cap Growth Fund is filed herewith.

        (17)(e) Preliminary Statement of Additional Information for Vanguard Mid-Cap Growth Fund is filed herewith.


ITEM 17. UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

     As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in Philadelphia on the 18th day of March, 2002.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.

VANGUARD WHITEHALL FUNDS
Registrant

          SIGNATURE                         TITLE                     DATE
          ---------                         -----                     ----


By: /s/ JOHN J. BRENNAN            President, Chairman, Chief     March 18, 2002
    --------------------------       Executive Officer, and
           (Heidi Stam)              Trustee
         John J. Brennan*

By: /s/ CHARLES D. ELLIS           Trustee                        March 18, 2002
    --------------------------
           (Heidi Stam)
        Charles D. Ellis*

By: /s/ RAJIV L. GUPTA             Trustee                        March 18, 2002
    --------------------------
           (Heidi Stam)
         Rajiv L. Gupta*

By: /s/ JOANN HEFFERNAN HEISEN     Trustee                        March 18, 2002
    --------------------------
           (Heidi Stam)
     JoAnn Heffernan Heisen*

By: /s/ BURTON G. MALKIEL          Trustee                        March 18, 2002
    --------------------------
           (Heidi Stam)
        Burton G. Malkiel*

By: /s/ ALFRED M. RANKIN, JR.      Trustee                        March 18, 2002
    --------------------------
           (Heidi Stam)
      Alfred M. Rankin, Jr.*

By: /s/ J. LAWRENCE WILSON         Trustee                        March 18, 2002
    --------------------------
           (Heidi Stam)
       J. Lawrence Wilson*

By: /s/ THOMAS J. HIGGINS          Treasurer and Principal        March 18, 2002
    --------------------------       Financial Officer and
           (Heidi Stam)              Principal Accounting Officer
        Thomas J. Higgins*

* BY POWER OF ATTORNEY. SEE FILE NUMBER 33-32216, FILED ON JANUARY 29, 2002. INCORPORATED BY REFERENCE.

                               INDEX TO EXHIBITS

Form of Agreement and Plan of Reorganization and Liquidation                    EX-99.B4

Investment advisory agreement between Vanguard Whitehall Funds and              EX-99.B6
Provident Investment Counsel

Opinion and Consent of Morgan Lewis that shares will be validly                 EX-99.B11
issued, fully paid and non-assessable

Form of Opinion and Consent of Morgan Lewis as to certain tax matters           EX-99.B12(a)
and consequences

Form of Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP as         EX-99.B12(b)
to certain tax matters and consequences is filed herewith

Consent of PricewaterhouseCoopers is filed herewith                             EX-99.B14

Prospectus for Provident Investment Counsel Mid Cap Fund A dated                EX-99.B17(a)
February 28, 2002

Statement of Additional Information for Provident Investment Counsel Mid        EX-99.B17(b)
Cap Fund A dated February 28, 2002

Annual Report to Shareholders including the Audited Financial Statements        EX-99.B17(c)
dated October 31, 2001 for Provident Investment Counsel Mid Cap Fund A

Preliminary Prospectus for Vanguard Mid-Cap Growth Fund                         EX-99.B17(d)

Preliminary Statement of Additional Information for Vanguard Mid-Cap            EX-99.B17(e)
Growth Fund